[1985A]                                                           EXHIBIT 10-i

















                           LETTER OF CREDIT AND
                          REIMBURSEMENT AGREEMENT


                                  between


                     KANSAS CITY POWER & LIGHT COMPANY


                                    and


                         THE TORONTO-DOMINION BANK



                        dated as of August 19, 1993


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                             TABLE OF CONTENTS

Section                                                                Page

                                 ARTICLE I
                 AMOUNT AND TERMS OF THE LETTER OF CREDIT

1.01        The Letter of Credit . . . . . . . . . . . . . . . . . . . . .1
1.02        Reimbursement. . . . . . . . . . . . . . . . . . . . . . . . .1
1.03        Tender Advances and Accrued Interest Advances. . . . . . . . .2
1.04        Redemption Advances and Purchase Advances. . . . . . . . . . .3
1.05        Interest Advances  . . . . . . . . . . . . . . . . . . . . . .3
1.06        Interest on Overdue Amounts. . . . . . . . . . . . . . . . . .3
1.07        Interest Payments. . . . . . . . . . . . . . . . . . . . . . .4
1.08        Selection of Interest Rates. . . . . . . . . . . . . . . . . .4
            (a)  Tenders Advances. . . . . . . . . . . . . . . . . . . . .4
            (b)  Term Advances . . . . . . . . . . . . . . . . . . . . . .4
1.09        Interest Periods . . . . . . . . . . . . . . . . . . . . . . .5
1.10        Prepayments. . . . . . . . . . . . . . . . . . . . . . . . . .7
1.11        Other Payments . . . . . . . . . . . . . . . . . . . . . . . .8
1.12        Increased Costs. . . . . . . . . . . . . . . . . . . . . . . .8
1.13        Additional Interest. . . . . . . . . . . . . . . . . . . . . 10
1.14        Payments and Computations. . . . . . . . . . . . . . . . . . 10
1.15        Payments on Non-Business Days. . . . . . . . . . . . . . . . 10
1.16        Extension of the Letter of Credit  . . . . . . . . . . . . . 11
1.17        Obligations Absolute . . . . . . . . . . . . . . . . . . . . 11


                                ARTICLE II
                          CONDITIONS OF ISSUANCE

2.01        Condition Precedent to Issuance of the
                    Letter of Credit . . . . . . . . . . . . . . . . . . 12
2.02        Additional Conditions Precedent to Issuance
                    of the Letter of Credit. . . . . . . . . . . . . . . 13


                                ARTICLE III
                      REPRESENTATIONS AND WARRANTIES

3.01        Representations and Warranties . . . . . . . . . . . . . . . 13


                                ARTICLE IV
                         COVENANTS OF THE COMPANY

4.01        Affirmative Covenants. . . . . . . . . . . . . . . . . . . . 15
            a.  Preservation of Corporate Existence, Etc.. . . . . . . . 15
            b.  Compliance with Laws, Etc. . . . . . . . . . . . . . . . 16
            c.  Maintenance of Insurance, Etc. . . . . . . . . . . . . . 16
            d.  Visitation Rights. . . . . . . . . . . . . . . . . . . . 16
            e.  Keeping of Books . . . . . . . . . . . . . . . . . . . . 16
            f.  Maintenance of Properties. . . . . . . . . . . . . . . . 16
            g.  Reporting Requirements . . . . . . . . . . . . . . . . . 16
            h.  Officer's Certificate. . . . . . . . . . . . . . . . . . 17
            i.  Other Agreements . . . . . . . . . . . . . . . . . . . . 17
            j.  Redemption of Defeasance of Bonds. . . . . . . . . . . . 17
            k.  Registration of Bonds. . . . . . . . . . . . . . . . . . 17
4.02        Negative Covenants . . . . . . . . . . . . . . . . . . . . . 18
            a.  Liens, Etc.. . . . . . . . . . . . . . . . . . . . . . . 18
            b.  Mergers, Etc.. . . . . . . . . . . . . . . . . . . . . . 18
            c.  Sales, Etc. of Assets. . . . . . . . . . . . . . . . . . 19
            d.  Compliance with ERISA. . . . . . . . . . . . . . . . . . 19
            e.  Amendment of Indenture or Related Document . . . . . . . 19

                                 ARTICLE V
                             EVENTS OF DEFAULT

5.01        Events of Default. . . . . . . . . . . . . . . . . . . . . . 19
5.02        Upon an Event of Default . . . . . . . . . . . . . . . . . . 21

                                ARTICLE VI
                                DEFINITIONS

6.01        Definitions. . . . . . . . . . . . . . . . . . . . . . . . . 21

                                ARTICLE VII
                               MISCELLANEOUS

7.01        Amendments, Etc. . . . . . . . . . . . . . . . . . . . . . . 26
7.02        Notices, Etc.. . . . . . . . . . . . . . . . . . . . . . . . 26
7.03        No Waiver; Remedies. . . . . . . . . . . . . . . . . . . . . 27
7.04        Accounting Terms . . . . . . . . . . . . . . . . . . . . . . 27
7.05        Indemnification. . . . . . . . . . . . . . . . . . . . . . . 27
7.06        Liability of the Bank. . . . . . . . . . . . . . . . . . . . 28
7.07        Costs, Expenses and Taxes. . . . . . . . . . . . . . . . . . 28
7.08        Binding Effect . . . . . . . . . . . . . . . . . . . . . . . 29
7.09        Collateral . . . . . . . . . . . . . . . . . . . . . . . . . 29
7.10        Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
7.11        Severability . . . . . . . . . . . . . . . . . . . . . . . . 30
7.12        Governing Law. . . . . . . . . . . . . . . . . . . . . . . . 30
7.13        Headings . . . . . . . . . . . . . . . . . . . . . . . . . . 30

EXHIBIT A   -   Form of Irrevocable Letter of Credit with Annexes A through
                I thereto

EXHIBIT B   -   Form of Opinion of Counsel to the Company

EXHIBIT C   -   Form of Opinions of Bond Counsel

EXHIBIT D   -   Encumbrances

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               LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

     LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT dated as of August 19, 1993, between KANSAS CITY POWER & LIGHT COMPANY, a corporation organized and existing under the laws of the State of Missouri (the "Company"), and THE TORONTO-DOMINION BANK (the "Bank"). (Unless otherwise indicated, all capitalized terms used herein shall have the meaning referred to or set forth in Article VI hereof.)

     WHEREAS, the Company requested the City of Burlington, Coffey County, Kansas (the "Issuer") to issue pursuant to an Indenture of Trust dated as of September 1, 1985 (the "Indenture"), naming United States Trust Company of New York, as trustee (the "Trustee"), $56,500,000 aggregate principal amount of the Issuer's Customized Purchase Pollution Control Refunding and Improvement Revenue Bonds, Series 1985A (Kansas City Power & Light Company Project) (the "Bonds") to various purchasers (the "Bond Purchasers") to finance the costs of acquisition, construction, and installation of certain air and water pollution control and sewage and solid waste disposal facilities (the "Project") in Coffey County, Kansas; and

     WHEREAS, pursuant to an Equipment Lease Agreement (the "Lease") dated as of September 1, 1985, between the Company and the Issuer, the Company has agreed to use the proceeds of the Bonds for the financing of the Project, and the Company will lease the Project to the Issuer, and pursuant to an Equipment Sublease Agreement (the "Sublease") dated as of September 1, 1985, between the Issuer and the Company, the Project will be subleased by the Issuer to the Company for payments to be made by the Company in such amounts and at such times as will be sufficient to timely pay the principal and interest on the Bonds; and

     WHEREAS, in order to induce the Bond Purchasers to purchase the Bonds, the Company has requested the Bank to issue its irrevocable transferable letter of credit in substantially the form of Exhibit A appropriately completed (such letter of credit and any successor letter of credit as provided in such letter of credit being the "Letter of Credit") in the amount of $63,117,465.75 of which $56,500,000 shall support the payment of the principal of the Bonds, and $6,617,465.75 shall support the payment of up to 285 days' accrued interest (computed at 15%) on the Bonds.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Bank to issue the Letter of Credit, the parties hereto agree as follows:


                                 ARTICLE I
                 AMOUNT AND TERMS OF THE LETTER OF CREDIT

     SECTION 1.01. The Letter of Credit. On the terms and conditions hereinafter set forth, the Bank agrees, upon the request of the Company, to issue the Letter of Credit dated August 19, 1993, to the Trustee in an amount not to exceed $63,117,465.75 (the "Commitment") and expiring on or before the Scheduled Termination Date.

      SECTION 1.02. Reimbursement. (a) Subject to Section 1.03 in the case of a drawing under the Letter of Credit made pursuant to a Tender Draft and
Section 1.04 in the case of a drawing under the Letter of Credit made pursuant to a Redemption Draft or a Purchase Draft and Section 1.05 in the case of a drawing under the Letter of Credit made pursuant to an Interest Draft, the Company hereby agrees to pay to the Bank on demand (i) on and after the date on which the Bank shall pay any draft presented under the Letter of Credit a sum equal to the amount so paid under the Letter of Credit, plus (ii) interest on any amount remaining unpaid by the Company to the Bank under clause (i) above from and including the date such draft was paid by the Bank until such amount becomes due, at such fluctuating interest rate per annum as shall be in effect from time to time pursuant to
Section 1.06 herein.

     (b) The Bank shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Company resulting from each Demand Advance made from time to time hereunder and the amounts of principal and interest payable and paid from time to time hereunder. In any legal action or proceeding in respect of this Agreement, the entries made in such account or accounts shall, in the absence of manifest error, be conclusive evidence of the existence and amounts of the obligations of the Company therein recorded.

     SECTION 1.03. Tender Advances and Accrued Interest Advances. (a) If the Bank shall make any payment under the Letter of Credit pursuant to a Tender Draft, that portion of such payment with respect to the amount of unpaid principal of the Bonds under such Tender Draft shall constitute a tender advance made by the Bank to the Company on the date and in the amount of such payment, each such advance being a "Tender Advance" and collectively the "Tender Advances." The Company shall repay the aggregate unpaid principal amount of all Tender Advances on the Scheduled Termination Date. That portion of the payment equal to the accrued interest, if any, on the Bonds under such Tender Draft shall constitute an accrued interest advance made by the Bank to the Company on the date and in the amount of such payment, each such advance being "Accrued Interest Advance" and collectively the "Accrued Interest Advances." The Company shall repay the unpaid principal amount of any Accrued Interest Advance and accrued interest thereon on the first business day of the next calendar month. If certified to the Bank by the Company as a payment being made pursuant to this Section 1.03(a), upon such repayment, the Bank shall reinstate the Letter of Credit in the principal amount of such Accrued Interest Advance being repaid. The Bank shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Company resulting from each Tender Advance and each Accrued Interest Advance made from time to time and the amounts of principal and interest payable and paid from time to time hereunder. In any legal action or proceeding in respect of this Agreement, the entries made in such account shall, in the absence of manifest error, be conclusive evidence of the existence and amounts of the obligations of the Company therein recorded.

     (b) The Company shall pay interest on the unpaid principal amount of each Tender Advance from the date of such Tender Advance until such principal amount shall become due, at the Domestic Rate, the Eurodollar Rate, or the CD Bid Rate, as selected by the Company pursuant to Section 1.08(a). The Company shall pay interest on the unpaid principal amount of each Accrued Interest Advance from the date of such Accrued Interest Advance until such principal amount shall become due, at the Domestic Rate.

     SECTION 1.04. Redemption Advances and Purchase Advances. (a) If the Bank shall make any payment under the Letter of Credit pursuant to a Redemption Draft, such payment shall constitute a redemption advance made by the Bank to the Company on the date and in the amount of such payment, each such redemption advance being a "Redemption Advance" and collectively the "Redemption Advances." If the Bank shall make any payment under the Letter of Credit pursuant to a Purchase Draft, such payment shall constitute a purchase advance made by the Bank to the Company on the date and in the amount of such payment, each such purchase advance being a "Purchase Advance" and collectively the "Purchase Advances." (Purchase Advances together with Redemption Advances are hereinafter sometimes referred to individually as a "Term Advance" and collectively as the "Term Advances.")

     (b) The Company shall repay the aggregate unpaid principal amount of all Term Advances on the Scheduled Termination Date. The Bank shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Company resulting from each Redemption Advance and Purchase Advance made from time to time and the amounts of principal and interest payable and paid from time to time hereunder. In any legal action or proceeding in respect of this Agreement, the entries made in such account or accounts shall, in the absence of manifest error, be conclusive evidence of the existence and amounts of the obligations of the Company therein recorded.

     (c) The Company shall pay interest on the unpaid principal amount of each Term Advance from the date of such Term Advance until such principal amount shall become due, at the Term Rate, the Term Eurodollar Rate or the Term CD Bid Rate, as selected by the Company pursuant to Section 1.08(b).

      SECTION 1.05. Interest Advances. (a) If the Bank shall make any payment under the Letter of Credit pursuant to an Interest Draft, such payment shall constitute an interest advance made by the Bank to the Company on the date and in the amount of such payment, each such interest advance being an "Interest Advance" and collectively the "Interest Advances." The Company shall repay each Interest Advance on the same day such Interest Advance is made by the Bank.

     (b) The Bank shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Company resulting from each Interest Advance made from time to time and the amounts of principal and interest payable and paid from time to time hereunder. In any legal action or proceeding in respect of this Agreement, the entries made in such account shall, in the absence of manifest error, be conclusive evidence of the existence and amounts of the obligations of the Company therein recorded.

     SECTION 1.06. Interest on Overdue Amounts. Any amount of any Tender Advance or any Accrued Interest Advance which is not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest from and including the date the same becomes due until such amount is paid in full, payable on demand, at a rate per annum equal to 1-1/2% above the Prime Rate. Any amount of any Term Advance which is not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest from and including the date the same becomes due until such amount is paid in full, payable on demand, at a rate per annum equal to 1-5/8% above the Prime Rate. Any amount of any Interest Advance which is not paid when due shall bear interest from and including the date the same becomes due until such amount is paid in full, payable on demand, at a rate per annum equal to 1-1/2% above the Prime Rate. Except as provided above, any other amount due hereunder which is not paid when due shall bear interest from and including the date the same becomes due until such amount is paid in full at a rate per annum equal to 1-1/2% above the Prime Rate.

     SECTION 1.07. Interest Payments. The Company shall pay interest in arrears on the unpaid principal amount of each Advance from the date of such Advance until such principal amount shall become due, payable (i) quarterly on the last day of each March, June, September and December during the term thereof, and (ii) in addition, on the last day of each Interest Period (as hereinafter defined) for such Advance if such Advance is a Eurodollar Advance, a Term Eurodollar Advance, a CD Bid Advance or a Term CD Bid Advance. The Company shall pay interest in arrears on the unpaid principal amount of each Accrued Interest Advance from the date of such Accrued Interest Advance until such principal amount shall become due, payable on the first business day of the next calendar month.

     SECTION 1.08. Selection of Interest Rates. (a) Tender Advances. Subject to Sections 1.09(c) and (d) below, the Company may from time to time select for each Tender Advance in an unpaid principal amount equal to or greater than $1,000,000 either the Domestic Rate, the Eurodollar Rate or the CD Bid Rate, provided that the Company shall also select a Business Day on which the Domestic Rate, the Eurodollar Rate or the CD Bid Rate, as the case may be, shall begin for such Tender Advance and that telephonic notice thereof (such notice to be confirmed by the Company immediately in writing) is given to the Bank on or before such Business Day in the case of selection of the Domestic Rate and at least two Business Days prior to such Business Day in the case of selection of the CD Bid Rate or the Eurodollar Rate. The interest rate selected for any Tender Advance by the Company pursuant to this Section 1.08(a) shall continue thereafter in effect for such Tender Advance until the Business Day which the Company shall subse-quently select pursuant hereto as the Business Day on which another interest rate hereunder shall begin for such Tender Advance. If during the term of any Tender Advance the Company changes the interest rate for such Tender Advance from the Eurodollar Rate or the CD Bid Rate to another rate, the Business Day on which such other rate shall then begin shall be the last day of the Interest Period for such Tender Advance. In the event that the Tender Advance shall be in an amount less than $1,000,000 or the Company shall fail to select an interest rate, the interest rate shall be the Domestic Rate.

     (b) Term Advances. Subject to Sections 1.09(c) and (e), the Company may from time to time select for each Term Advance in an unpaid principal amount equal to or greater than $1,000,000 either the Term Rate, the Term Eurodollar Rate or the Term CO Bid Rate, provided that the Company shall also select a Business Day on which the Term Rate, the Term Eurodollar Rate or the Term CD Bid Rate, as the case may be, shall begin for such Term Advance and that telephonic notice thereof (such notice to be confirmed by the Company immediately in writing) is given to the Bank on or before such Business Day in the case of selection of the Term Rate and at least two Business Days prior to such Business Day in the case of selection of the Term CD Bid Rate or the Term Eurodollar Rate. The interest rate selected for any Term Advance by the Company pursuant to this Section 1.08(b) shall continue thereafter in effect for such Term Advance until the Business Day which the Company shall subsequently select pursuant hereto as the Business Day on which another interest rate hereunder shall begin for such Term Advance. If during the term of any Term Advance the Company changes the interest rate for such Term Advance from the Term Eurodollar Rate or the Term CD Bid Rate to another rate, the Business Day on which such other rate shall then begin shall be the last day of the Interest Period for such Term Advance. In the event that the Term Advance shall be in an amount less than $1,000,000 or the Company shall fail to select an interest rate, the interest rate shall be the Term Rate.

     SECTION 1.09. Interest Periods. (a) If and so long as the Eurodollar Rate shall be selected for any Tender Advance or the Term Eurodollar Rate shall be selected for any Term Advance, the period between the Business Day on which such rate shall then begin for such Eurodollar Advance or Term Eurodollar Advance, as the case may be, and the date of payment in full of such Eurodollar Advance or Term Eurodollar Advance, as the case may be, shall be divided into successive periods, each such period being an "Interest Period" for such Eurodollar Advance or Term Eurodollar Advance, as the case may be. The initial Interest Period for such Eurodollar Advance or Term Eurodollar Advance, as the case may be, at that time shall begin on such Business Day and each subsequent Interest Period for such Eurodollar Advance or Term Eurodollar Advance, as the case may be, at the time shall begin on the last day of the immediately preceding Interest Period. The duration of each Interest Period for any Eurodollar Advance or Term Eurodollar Advance shall be one, three or six months as the Company may, upon telephonic notice given to the Bank at least two Business Days prior to the first day of such Interest Period (such notice to be confirmed by the Company immediately in writing), select; provided, however, that:

           (i) if the Company fails so to select the duration of any Interest Period, the duration of such Interest Period shall be one month; and

           (ii) the duration of any Interest Period which begins prior to the Scheduled Termination Date and would otherwise end after such date shall end on such date.

     (b) If and so long as the CD Bid Rate shall be selected for any Tender Advance or the Term CD Bid Rate shall be selected for any Term Advance, the period between the Business Day on which such rate shall then begin for such CD Bid Advance or Term CD Bid Advance, as the case may be, and the date of payment in full of such CD Bid Advance or Term CD Bid Advance, as the case may be, shall be divided into successive periods, each such period being an "Interest Period" for such CD Bid Advance or Term CD Bid Advance, as the case may be. The initial Interest Period for such CD Bid Advance or Term CD Bid Advance, as the case may be, at that time shall begin on such Business Day and each subsequent Interest Period for such CD Bid Advance or Term CD Bid Advance, as the case may be, at the time shall begin on the last day of the immediately preceding Interest Period. The duration of each Interest Period for any CD Bid Advance or Term CD Bid Advance shall be one, three or six months as the Company may, upon tele-phonic notice given to the Bank (such notice to be confirmed by the Company immediately in writing) at least two Business Days prior to the first day of such Interest Period, select; provided, however, that:

           (i) if the Company fails so to select the duration of any Interest Period, the duration of such Interest Period shall be one month; and (ii) the duration of any such Interest Period which begins prior to the Scheduled Termination Date and would otherwise end after such date shall end on such date.

     (c) If (i) it shall become unlawful for the Bank to obtain funds in the London interbank market in order to fund or maintain Eurodollar Advances or Term Eurodollar Advances or otherwise to perform its obligations hereunder with respect to any such Eurodollar Advances or Term Eurodollar Advances, or (ii) due to money market conditions or otherwise, the Bank determines that matching or offsetting deposits for Eurodollar or Term Eurodollar Advances are not available in the London interbank market or that the Bank is unable reasonably to quote a rate for such Advances or that the LIBO Rate does not adequately reflect the cost of funding such Advances, upon notice by the Bank to the Company, the rate of interest on all Eurodollar Advances shall thereupon be the Domestic Rate or the CD Bid Rate, as the Company shall select immediately upon receipt of such notice, and the rate of interest on all Term Eurodollar Advances shall thereupon be the Term Rate or the Term CD Bid Rate, as the Company shall select immediately upon receipt of such notice, and the right of the Company to select the Eurodollar Rate for any Tender Advance and the Term Eurodollar Rate for any Term Advance shall cease for the period during which such illegality or such conditions shall occur and be continuing. In the event that the Company shall fail to select an alternative rate, the rate of interest on all Eurodollar Advances shall thereupon be the Domestic Rate and the rate of interest on all Term Eurodollar Advances shall be the Term Rate.

     (d) On and after the date on which the unpaid principal amount of any Tender Advance shall be reduced, by payment or prepayment or otherwise, to less than $1,000,000, the rate of interest on the unpaid principal amount of such Tender Advance shall be the Domestic Rate and the right of the Company to select a rate other than the Domestic Rate for such Tender Advance shall terminate; provided, however, that if and so long as such Tender Advance shall bear the same rate (other than the Domestic Rate) for the same Interest Period as another Tender Advance or other Tender Advances and the aggregate unpaid principal amount of all such Tender Advances shall equal or exceed $1,000,000, the Company shall have the right to select such rate for such Interest Period for such Tender Advance.

     (e) On and after the date on which the unpaid principal amount of any Term Advance shall be reduced, by payment or prepayment or otherwise, to less than $1,000,000 the rate of interest on the unpaid principal amount of such Term Advance shall be the Term Rate and the right of the Company to select a rate (other than the Term Rate) for such Term Advance shall terminate; provided, however, that if and so long as such Term Advance shall bear the same rate (other than the Term Rate) for the same Interest Period as another Term Advance or other Term Advances and the aggregate unpaid principal amount of all such Term Advances shall equal or exceed $1,000,000, the Company shall have the right to select such rate for such Interest Period for such Term Advance.

     SECTION 1.10. Prepayments. (a) The Company may prepay in whole or in part the outstanding amount of any Accrued Interest Advance with accrued interest to the date of such prepayment on the amount prepaid; provided, however, that the Company shall, simultaneously with the making of such prepayment, give notice to the Bank by telephone (which shall be confirmed immediately in writing) or telegraph of such prepayment, which notice shall specify (i) the amount of such prepayment and (ii) the amount of accrued interest transmitted with such prepayment.

     (b) The Company may, upon at least two Business Days' notice to the Bank, prepay the outstanding amount of any Advance (other than an Accrued Interest Advance) in whole or in part with accrued interest to the date of such prepayment on the amount prepaid; provided, however, that any prepayment of any Eurodollar Advance, Term Eurodollar Advance, CD Bid Advance or Term CD Bid Advance shall be made on, and only on, the last day of an Interest Period for such Eurodollar Advance, Term Eurodollar Advance, CD Bid Advance or Term CD Bid Advance, as the case may be, unless the Company shall pay to the Bank in accordance with Section 1.12 an amount sufficient to compensate the Bank for any loss or expenses incurred by it by reason of such prepayment on a day other than the last day of the relevant Interest Period; provided, further, that in the case of a prepayment certified to the Bank by the Trustee as a payment made pursuant to subsection (c) of this Section, the Company shall on the date of such prepayment pay interest accrued on such Advance to the date of prepayment, together with an amount sufficient to compensate the Bank for any loss or expenses in accordance with Section 1.12.

     (c) Prior to or simultaneously with the resale of any Bonds held by the Custodian on behalf of the Company under the Custody Agreement as a result of a draw or draws under the Letter of Credit by a Tender Draft or Tender Drafts, the Company shall cause the Trustee to prepay, on behalf of the Company, in the order in which they were made, by paying to the Bank an amount equal to the sum of (i) that portion of any Tender Advances equal to 100% of the principal amount of any such Bonds resold or to be resold and
(ii) that portion of the Accrued Interest Advances (the "Corresponding Accrued Interest Advances") which bears the same ratio to the total unreim-bursed Accrued Interest Advances as the principal amount of such Bonds sold or to be resold bears to the principal amount of all such Bonds held by the Custodian on behalf of the Company under the Custody Agreement. Such payments shall, if certified to the Bank by the Trustee in a certificate, completed and signed, by the Trustee, in the form of Annex H to the Letter of Credit as payments being made pursuant to this Section 1.10(c), be applied by the Bank in reimbursement of such drawings (and as prepayment of the Tender Advances and the Corresponding Accrued Interest Advances result-ing from such drawings in the manner described above). The Company irrevocably authorizes the Bank to rely on such certificate and to rein-state the Letter of Credit in accordance therewith.

     (d) Prior to or simultaneously with the resale of any Bonds held by the Custodian on behalf of the Company under the Custody Agreement as a result of a draw or draws under the Letter of Credit by a Purchase Draft or Purchase Drafts, the Company shall cause the Trustee to prepay, on behalf of the Company, in the order in which they were made, by paying to the Bank an amount equal to that portion of any Purchase Advances equal to 100% of the principal amount of any such Bonds resold or to be resold. Such payments shall, if certified to the Bank by the Trustee in a certificate, completed and signed, by the Trustee, in the form of Annex H to the Letter of Credit as payments being made pursuant to this Section 1.10(d), be applied by the Bank in reimbursement of such drawings (and as prepayment of the Purchase Advances resulting from such drawings in the manner described above). The Company irrevocably authorizes the Bank to rely on such certificate and to reinstate the Letter of Credit in accordance therewith.

     (e) Amounts received by the Bank from the Company or the Trustee on behalf of the Company in reimbursement for drawings under the Letter of Credit shall be applied first in reimbursement of any unreimbursed drawings made by an Interest Draft, unless such amounts are accompanied by a certificate as described in subsection (c) or (d) of this Section 1.10 or in Section 1.03(a).

     SECTION 1.11. Other Payments. The Company hereby agrees to pay to the Bank such fees as are set forth in a letter of even date from the Company to the Bank.

     SECTION 1.12. Increased Costs. (a) If either (i) the introduction of or any change (including, without limitation, any change by way of imposi-tion or increase of reserve requirements other than those referred to in
Section 1.13 below) in or in the interpretation of any law or regulation or
(ii) the compliance by the Bank with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), shall result in any increase in the cost to the Bank of making, funding or maintaining Eurodollar Advances or Term Eurodollar Advances, then the Company shall from time to time, upon demand by the Bank, pay to the Bank additional amounts sufficient to indemnify the Bank against such increased cost. A certificate as to the amount of such increased cost and a reasonable explanation thereof, submitted to the Company by the Bank, shall constitute such demand and shall, in the absence of manifest error, be conclusive and binding for all purposes.

     (b) If, due to (i) conversions of the type of interest rate pursuant to Section 1.08, (ii) prepayments pursuant to Section 1.10 (whether by direct or applied payments), (iii) acceleration of the maturity of the Advances pursuant to Section 5.02, or (iv) any other reason, the Bank receives payments of principal of any Eurodollar Advance, Term Eurodollar Advance, CD Bid Advance or Term CO Bid Advance, or is subject to a conversion of a Eurodollar Advance, Term Eurodollar Advance, CD Bid Advance or Term CD Bid Advance into another type of Advance other than on the last day of an Interest Period relating to such Advance, the Company shall, promptly after demand by the Bank, pay to the Bank any amounts required to compensate the Bank for any additional losses, costs or expenses which it may reasonably incur as a result of such payment or conversion, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Bank to fund or maintain such Eurodollar Advance, Term Eurodollar Advance, CD Bid Advance or Term CD Bid Advance. A certificate setting forth the amount of such additional losses, costs or expenses and giving a reasonable explanation thereof, submitted by the Bank to the Company, shall constitute such demand and shall, in the absence of manifest error, be conclusive and binding for all purposes.

     (c) If, after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

            (i) shall subject the Bank to any tax, duty or charge with respect to payments to the Bank of any amount due under this Agreement or shall change the basis of taxation of payments to the Bank of any amount due under this Agreement (except for changes in the rate of tax on the overall net income of the Bank imposed by the jurisdiction in which the Bank's principal executive office is located); or

            (ii) shall impose, modify or deem applicable any reserve, capital adequacy, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System or the Reserve Bank of Canada) against assets of, deposits with or for the account of, or credit extended by, the Bank or shall impose on the Bank any other condition affecting the Letter of Credit or its participation therein;

and the result of any of the foregoing is to increase the cost to the Bank of issuing or maintaining the Letter of Credit or its participation therein, or to reduce the amount of any sum received or receivable by the Bank under this Agreement with respect thereto, then, at the discretion of the Bank and within 15 days after demand by the Bank pursuant to paragraph
(e) below, the Company shall pay for the account of the Bank such additional amount or amounts as will compensate the Bank for such increased cost or reduction.

      (d) If after the date of this Agreement, the Bank shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy of general applicability, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive regarding capital adequacy of general applicability (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Bank's capital as a consequence of the Letter of Credit or its participation therein hereunder to a level below that which the Bank could have achieved but for such adoption, change or compliance (taking into consideration the Bank's policies with respect to capital adequacy) then, at the discretion of the Bank and within 15 days after demand by the Bank pursuant to paragraph (e) below, the Company shall pay to the Bank such additional amount or amounts as will, in the opinion of the Bank, compensate it for such reduction.

      (e) The Bank will promptly notify the Company of any event of which it has knowledge, occurring after the date hereof, that will entitle the Bank to compensation pursuant to paragraphs (c) or (d) of this Section. A certificate of the Bank submitted to the Company setting forth the additional amount or amounts to be paid to it and a reasonable explanation thereof shall constitute demand for such compensation and shall be conclusive in the absence of manifest error. In determining such amount, the Bank may use any reasonable averaging and attribution methods.

     SECTION 1.13. Additional Interest. The Company shall pay to the Bank additional interest on the unpaid principal amount of each Advance during the periods such Advance shall be a Eurodollar Advance or Term Eurodollar Advance until such principal amount is paid in full, payable on each day on which interest on such Advance is payable under Section 1.07, at an interest rate per annum equal at all times during each Interest Period for such Advance, to the excess of (i) the rate obtained by dividing the LIBO Rate for such Interest Period by a percentage equal to 100% minus the reserve percentage applicable during such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or if more than one such percentage is so applicable, minus the daily average for such percentages for those days in such Interest Period during which any such percentage shall be so applicable) for determining the maximum reserve requirement (including, without limitation, any marginal reserve requirement) for the Bank in respect of liabilities or assets consisting of or including Eurocurrency liabilities over (ii) the LIBO Rate for such Interest Period.

     SECTION 1.14. Payments and Computations. The Company, unless directed otherwise, shall make each payment hereunder not later than 11:00 a.m. (Houston time) on the day when due in lawful money of the United States of America to the Bank, at Morgan Guaranty Trust Company Account #63000271 for the credit of The Toronto-Dominion Bank, New York Branch, in same day funds. All computations of interest at the Domestic Rate and the Term Rate shall be made by the Bank on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest at the Eurodollar Rate, the Term Eurodollar Rate, the CD Bid Rate, the Term CO Bid Rate and the letter of credit commission hereunder shall be made by the Bank on the basis of a year of 360 days, in each case for the actual number of days (including the first day, but excluding the last day) elapsed.

     SECTION 1.15. Payment on Non-Business Days. Whenever any payment to be made hereunder shall be stated to be due, or whenever the last day of any Interest Period would otherwise occur, on a day which is not a Business Day, such payment shall be made, and the last day of such Interest Period shall occur, on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commission, as the case may be; provided, however, if such extension would cause such payment of a Eurodollar Advance or a Term Eurodollar Advance to be made or the last day of such Interest Period to occur in a new calendar month, such payment shall be made and the last day of such Interest Period shall occur on the next preceding Business Day.

     SECTION 1.16. Extension of the Letter of Credit. At least 90 days but not more than 120 days before each May 15, commencing May 15, 1995, and each succeeding year thereafter until the Scheduled Termination Date, the Company may request the Bank in writing (each such request being irrevocable and binding) to extend for one year the Scheduled Termination Date of the Letter of Credit. The Bank shall respond to the Company's request for such extension on or before each June 1 in the year in which the Company has requested an extension of the Letter of Credit. In the event the Bank does not respond to the Company's initial request by June 1 of the year the Company first requests an extension, the Bank shall be deemed to have granted to the Company an extension of the Letter of Credit from August 18, 1996, to and including August 18, 1997, on the same terms and conditions as contained herein. If the Bank fails to respond to any request for an extension of the Scheduled Termination Date made subsequent to the Company's initial request, such extension shall be deemed not to have been given. In the event the Bank responds to the Company's request with an offer of new terms and conditions, the Company shall have until July 1 of such year to give its consent or nonconsent in writing to the Bank's offer of new terms and conditions. If the Company does not consent in writing to such terms and conditions by such date, the extension shall be deemed not to have been given. Any consent or offer the Bank may give or any extension that is deemed to be given shall be conditional upon the preparation, execution and delivery of legal documentation in form and substance satisfactory to the Bank and its counsel .

     SECTION 1.17. Obligations Absolute. The payment obligations of the Company under this Agreement shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, the following circumstances:

           (i) any lack of validity or enforceability of the Letter of Credit, the Bonds, the Indenture, the Lease, the Sublease, or any other agreement or instrument relating thereto (collectively the "Related Documents");

           (ii) any amendment or waiver of or any consent to departure from all or any of the Related Documents;

           (iii) the existence of any claim, set-off, defense or other right which the Company may have at any time against the Trustee, any beneficiary or any transferee of the Letter of Credit (or any persons or entities for whom the Trustee, any such beneficiary or any such transferee may be acting), the Bank or any other person or entity, whether in connection with this Agreement, the transactions contemplated herein or in the Related Documents or any unrelated transaction;

           (iv   any statement or any other document presented under the
      Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

           (v) payment by the Bank under the Letter of Credit against presentation of a draft or certificate which does not comply with the terms of the Letter of Credit; or

           (vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; provided however that such circumstance or happening shall not have been the result of the gross negligence or willful misconduct of the Bank.


                                ARTICLE II
                          CONDITIONS OF ISSUANCE

     SECTION 2.01. Condition Precedent to Issuance of the Letter of Credit. The obligation of the Bank to issue the Letter of Credit is subject to the condition precedent that the Bank shall have received on or before the date of the issuance of the Letter of Credit the following, each dated such day, in form and substance satisfactory to the Bank:

           (a) Certified copies of the resolutions of the Board of Directors of the Company authorizing the Company to enter into this Agreement, approving the Letter of Credit and the other matters contemplated hereby.

           (b) Originals (or copies certified by the Secretary or Assistant Secretary of the Company) of current approvals or orders of the Issuer and the public utility regulatory commissions of the States of Missouri and Kansas necessary for the Company with respect to this Agreement.

           (c) A certificate of the Secretary or Assistant Secretary of the Company, certifying the names and true signatures of the officers of the Company authorized to sign this Agreement and the other documents to be delivered by it hereunder.

           (d) Opinions of Samuel P. Cowley, Esq., Senior Vice President and Chief Legal Officer for the Company, in substantially the form of Exhibit B hereto and as to such other matters as the Bank may reasonably request.

           (e) Opinions of Chapman and Cutler, Bond Counsel, in substantially the form of Exhibit C hereto and as to such other matters as the Bank may reasonably request, including advice from such Bond Counsel to the Bank that the Bank may rely on such opinion.

           (f)  A transcript relating to the issuance of the Bonds.

           (g) Such other documents, instruments, approvals (and, if requested by the Bank, certified duplicates of executed copies thereof) or opinions as the Bank may reasonably request.

     SECTION 2.02. Additional Conditions Precedent to Issuance of the Letter of Credit. The obligation of the Bank to issue the Letter of Credit shall be subject to the further conditions precedent that on the date of the issuance of the Letter of Credit:

           (a) The following statements shall be true and the Bank shall have received a certificate signed by a duly authorized officer of the Company, dated the date of such issuance, stating that:

            (i)  The representations and warranties contained in Section
            3.01 of this Agreement are correct on and as of the date of issuance of the Letter of Credit as though made on and as of such date; and

            (ii) no event has occurred and is continuing, or would result from the issuance of the Letter of Credit, which constitutes an Event of Default or would constitute an Event of Default, but for the requirement that notice be given or time elapse or both.

           (b) The Issuer and the Trustee have duly authorized and executed the Indenture and the Indenture shall continue to be in full force and effect.

           (c) The Issuer and the Company have duly authorized and executed the Lease and the Sublease and the Lease and the Sublease shall continue to be in full force and effect.

           (d) The Issuer has duly executed, issued and delivered the Bonds.

           (e) The Bank shall have received such other approvals, opinions or documents as the Bank may reasonably request.


                                ARTICLE III
                      REPRESENTATIONS AND WARRANTIES

     SECTION 3.01. Representations and Warranties. The Company represents and warrants as follows:

           (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Missouri and is duly qualified to do business in, and is in good standing under the laws of, the State of Kansas.

           (b) The execution, delivery and performance by the Company of this Agreement and each Related Document to which it is a party are within the Company's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) the Company's charter or by-laws (ii) any law or contractual restriction (including, but not limited to, any restriction in the Indenture) binding on or affecting the Company, and do not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant to this Agreement and the Related Documents) upon or with respect to any of its properties; or (iii) any other instruments to which the Company is a party or by which it may be bound or to which any of the property or assets of the Company may be subject, or any law, order, rule or regulation applicable to the Company or any court, federal or state, regulatory body, administrative agency or other governmental body having jurisdiction over the Company.

           (c) The public utility regulatory commissions of the States of Missouri and Kansas have duly issued current orders authorizing the Company to enter into this Agreement, and the commissions have duly issued previous orders authorizing the Company to enter into the Lease, the Sublease and any other documents that such commissions have jurisdiction over and to which the Company is a party and the Related Documents to which it is a party, and such order remains in full force and effect in the form issued. Except for the approvals of the Kansas Department of Economic Development, the Board of Commissioners of Coffey County, Kansas, and the City Council of the City of Burlington, Kansas, approving issuance of the Bonds, which approvals have been duly obtained and are in full force and effect, and the notice of timely filing with the Board of Tax Appeals of the State of Kansas, no other authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Company of this Agreement or any Related Document to which it is a party.

           (d) This Agreement is, and each Related Document to which the Company is a party when delivered hereunder will be, the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms (except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally).

           (e) Except as disclosed in the Company's Form 10-K for the year 1992, Forms 10-Q for the periods March 31, 1993, and June 30, 1993, and Form 8-K dated August 16, 1993, there is no pending or, to the best of the Company's knowledge, threatened action or investigation or proceeding before any court, governmental agency or arbitrator against or affecting the Company which may materially adversely affect the financial condition or total operations of the Company; provided, however, for purposes of this subsection (e) only, rate proceedings before any regulatory body shall be excluded.

           (f) The balance sheet of the Company as at December 31, 1992, and the related statements of income and retained earnings and of changes in financial position of the Company for the fiscal year then ended, certified by Coopers & Lybrand, independent public accountants, copies of which have been furnished to the Bank, and the balance sheet of the Company as at June 30, 1993, and the related statements of retained earnings for the six months then ended, signed by the Controller of the Company, copies of which are contained in the Company's 10-Q dated as of June 30, 1993, a copy of which has been furnished to the Bank, fairly present the financial condition of the Company as at such respective dates and the results of the operations of the Company for the period ended on such respective dates, all in accordance with generally accepted accounting principles consistently applied, and since June 30, 1993, there has been no material adverse change in the financial condition or total operations of the Company.

           (g) Except for information contained therein describing the Bank, as to which no representation is made, the Official Statement (said Official Statement, together with the documents incorporated therein by reference, being the "Official Statement") dated September 26, 1985, of the Issuer relating to the Bonds is, and the Preliminary Official Statement (said Preliminary Official Statement, together with the documents incorporated therein by reference being the "Preliminary Official Statement") dated September 12, 1985, of the Issuer relating to the Bonds as of its date of issue was to the best of the Company's knowledge, and any supplement or amendment to either thereof shall be, accurate in all material respects for the purposes for which its use is, was, or shall be, authorized; and the Official Statement does not, the Preliminary Official Statement as of its date of issue did not to the best of the Company's knowledge, and any such supplement or amendment shall not, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein, in the light of the circumstances under which they are or were made, not misleading.

           (h) No Termination Event has occurred nor is reasonably expected to occur with respect to any Plan.

           (i) The Company does not contribute to any Multiemployer Plan and has not incurred any withdrawal liability with respect to any such plan.


                                ARTICLE IV
                         COVENANTS OF THE COMPANY

     SECTION 4.01. Affirmative Covenants. So long as a drawing is avail-able under the Letter of Credit or the Bank shall have any Commitment hereunder or the Company shall have any obligation to pay any amount to the Bank hereunder, the Company will, unless the Bank shall otherwise consent in writing:

           (a) Preservation of Corporate Existence, Etc. Preserve and maintain its corporate existence, rights (charter and statutory) and privileges in the state of its incorporation and qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is reasonably necessary in view of its business and operations or the ownership of its properties.

           (b) Compliance with Laws, Etc. Comply in all respects with all applicable laws, rules, regulations and orders of any governmental authority, the non-compliance with which would materially and adversely affect the financial condition or operations of the Company, such compliance to include, without limitation, paying before the same become delinquent all material taxes, assessments and governmental charges imposed upon it or upon its property, except to the extent compliance with any of the foregoing is then being contested in good faith.

           (c) Maintenance of Insurance. Maintain insurance with responsible and reputable insurance companies or associations or through its own program of self-insurance in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company operates.

           (d) Visitation Rights. At any reasonable time and from time to time, permit the Bank or any of its agents or representatives at their own expense to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Company and to discuss the affairs, finances and accounts of the Company with any of its officers.

           (e) Keeping of Books. Keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company in accordance with generally accepted accounting principles consistently applied.

            (f) Maintenance of Properties. Maintain and preserve its properties that are necessary to maintain its operating system in good working order and condition, ordinary wear and tear excepted.

           (g)  Reporting Requirements.  Furnish to the Bank the following:
      (i) as soon as possible, and in any event within 3 days after the occurrence of each Event of Default or each event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, continuing on the date of such statement, a statement of the chief accounting officer (or in his absence, a principal financial officer) of the Company setting forth details of such Event of Default or event and the action which the Company proposes to take with respect thereto; (ii) as soon as available and in any event within 10 days after the filing of each quarterly report on Form 10-Q by the Company with the Securities and Exchange Commission, a copy of each such quarterly report, together with a certificate of the chief accounting officer (or in his absence, a principal financial officer) of the Company confirming as of the end of such quarter the truth of the statement set forth in Section 2.02(a)(ii) of this Agreement;
      (iii) as soon as available and in any event within 10 days after the filing of each annual report on Form 10-K by the Company with the Securities and Exchange Commission, a copy of each such annual report containing financial statements for such year certified by nationally recognized independent public accountants, together with a certificate of the chief accounting officer (or in his absence, a principal financial officer) of the Company confirming as of the end of such quarter the truth of the statement set forth in Section 2.02(a)(ii) of this Agreement; (iv) promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports which the Company sends to any of its stockholders, and copies of all regular, periodic and special reports and all registration statements, which the Company files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor; (v) as soon as possible and in any event within
      (A) 30 days after the Company or any of its Affiliates knows or has reason to know that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Plan has occurred and (B) within 10 days after the Company or any of its Affiliates knows or has reason to know that any other Termination Event with respect to any Plan 'has occurred, a statement of the chief accounting officer (or in his absence a principal financial officer) of the Company describing such Termination Event and the action, if any, which the Company or such Affiliate proposes to take with respect thereto; (vi) promptly and in any event within two Business Days after receipt thereof by the Company or any of its Affiliates from the Pension Benefit Guaranty Corporation ("PBGC"), copies of each notice received by the Company or any such Affiliate of the PBGC's intention to terminate any Plan or to have a trustee appointed to administer any Plan; and (vii) such other information respecting the business, properties or the condition or operations, financial or otherwise, of the Company as the Bank may from time to time reasonably request in writing.

           (h) Officer's Certificate. In the event that an Advance is made pursuant to Sections 1.03 or 1.04 hereunder, the Company shall deliver to the Bank every ninety (90) days commencing ninety (90) days from the date such Advance is made until all outstanding Advances have been paid in full, a certificate signed by a duly authorized officer of the Company stating that the representations and warranties contained in Section 3.01 (other than subsection (g)) are correct on and as of such date as though made on and as of such date and subsection (g) of Section 3.01 was correct on the date of this Agreement.

           (i) Other Agreements. Perform and comply with each of the terms, provisions and conditions, on its part to be performed or complied with, contained in the Indenture, the Lease and the Sublease.

           (j) Redemption or Defeasance of Bonds. Use its best efforts to cause the Trustee, (A) upon a redemption or defeasance of less than all of the Bonds pursuant to the Indenture, to furnish to the Bank a notice in the form of Annex G to the Letter of Credit, and (B) upon a redemption or defeasance of all of the Bonds pursuant to the Indenture, to surrender the Letter of Credit to the Bank for cancellation.

           (k) Registration of Bonds. Cause all bonds which it acquires, or which it has acquired for its account, to be registered forthwith in accordance with the Indenture in the name of the Company.

     SECTION 4.02. Negative Covenants. So long as a drawing is available under the Letter of Credit or the Bank shall have any Commitment hereunder or the Company shall have any obligation to pay any amount to the Bank hereunder, the Company will not, without the written consent of the Bank:

           (a) Liens, Etc. Create, incur, assume or suffer to exist any lien, security interest or other charge or encumbrance, or any other type of preferential arrangement, upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign any right to receive income, in each case to secure any Obligation of any person, other than (i) purchase money liens or purchase money security interests upon or in any property acquired or held by the Company in the ordinary course of business to secure the purchase price of such property or to secure indebtedness incurred solely for the purpose of financing the acquisition of such property, (ii) liens or security interests existing on such property at the time of its acquisition, (iii) liens, security interests, charges or encumbrances on or over, gas, oil, coal, fissionable material or other fuel or fuel products as security for an Obligation incurred by the Company for the sole purpose of financing the acquisition or storage of such fuel or fuel products or, with respect to nuclear fuel, the processing, reprocessing, sorting, storage and disposal thereof, (iv) liens, security interests, charges or encumbrances on or over all or any part of its undertaking or assets employed wholly or mainly in or arising directly from any specific construction project or generating plant as security for an Obligation incurred by the Company for the purpose of financing all or any part of such construction project or generating plant, (v) the lien of the Indenture of Mortgage and Deed of Trust dated as of December 1, 1946, from the Company to Continental Illinois National Bank and Trust Company of Chicago and the lien of the General Mortgage Indenture and Deed of Trust dated December 1, 1986, from the Company to United Missouri Bank, n.a. (the "Mortgages"), (vi) encumbrances listed on Exhibit D attached hereto,
      (vii) security interests granted in, or sale of, the Company's accounts receivable, provided that such security interest secures only new debt incurred at substantially the same time as the creation of such security interest and that any such sale is made only for new consideration given at substantially the same time as the making of such sale, (viii) a second mortgage granted on the property subject to the lien of the Mortgage as of the date hereof, and (ix) sales or transfers of property by the Company and renting or leasing back such property, provided that all such property in the aggregate does not exceed fifteen percent (15%) of all the Company's assets.

           (b) Mergers, Etc. Merge with or into or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) or acquire all or substantially all of the assets, other than utility assets, of, any person or entity, except that the Company may merge or consolidate with any person or entity on condition in each case that, (i) immediately after giving effect thereto, no event shall occur and be continuing which constitutes an Event of Default or which with the giving of notice or lapse of time, or both, would constitute an Event of Default, (ii) the consolidation or merger shall not materially and adversely affect the ability of the Company to perform its obligations hereunder or under the Related Documents, and (iii) the corporation formed by any such consolidation or into which the Company shall be merged shall assume the Company's obliga-tions and performance of the Company's covenants hereunder and under the Related Documents in a writing satisfactory in form and substance to the Bank.

           (c) Sales, Etc. of Assets. Sell, lease, transfer or otherwise dispose of, or, except as otherwise permitted under Section 4.02(a), pledge or otherwise encumber more than fifteen percent (15%) of its assets, except in the ordinary course of its business or in connection with a transaction authorized by subsection (b) of this
      Section 4.02.

           (d) Compliance with ERISA. (i) Voluntarily terminate any Plan, so as to result in any material liability of the Company to PBGC or
      (ii) enter into any Prohibited Transaction (as defined in Section 4975 of the Internal Revenue Code of 1954, as amended, and in ERISA) involving any Plan which results in any material liability of the company to PBGC, (iii) cause any occurrence of any Reportable Event which results in any material liability of the Company to PBGC or
      (iv) allow or suffer to exist any other event or condition known to the Company which results in any material liability of the Company to PBGC.

           (e) Amendment of Indenture or Related Document. Enter into or consent to any amendment or modification of, the Indenture, the Lease, the Sublease or any other Related Document, which would adversely affect the Bank, without first obtaining the express prior written consent of the Bank thereto.


                                ARTICLE  V
                             EVENTS OF DEFAULT

     SECTION 5.01. Events of Default. The occurrence of any of the following events shall be an "Event of Default" hereunder unless waived by the Bank pursuant to Section 7.01 hereof:

           (a) the Company shall fail to pay any amount payable to the Bank under any provision of Article I when due except as provided in
      (b) below; or

           (b) the Company shall fail to pay any amount of an Interest Advance within one (1) day after such amount becomes due; or

           (c) any representation or warranty made by the Company herein or by the Company (or any of its officers) in connection with this Agreement shall prove to have been incorrect in any material respect when made; or

           (d) the Company shall fail to perform or observe any other term, covenant or agreement contained in this Agreement, and any such failure shall remain unremedied for 10 days after written notice thereof shall have been given to the Company by the Bank; or

           (e) any material provision of this Agreement shall at any time for any reason cease to be valid and binding upon the Company, or shall be declared to be null and void, or the validity or enforceability thereof shall be contested by the Company, or a proceeding shall be commenced by any governmental agency or authority having jurisdiction over the Company seeking to establish the invalidity or unenforceability thereof, or the Company shall deny that it has any or further liability or obligation under this Agreement; or

           (f) the Company shall (x) fail to make any payment, equal to or exceeding $10,000,000 of any Obligation or to make any payment, equal to or exceeding $5,000,000, of any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Obligation, or (y) fail to perform or observe any term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any Obligation when required to be performed or observed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, the maturity of any Obligation, the unpaid principal amount of which then equals or exceeds $10,000,000; or

           (g) the Company shall generally not pay its debts as they become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors or shall institute any proceeding or voluntary case seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, reorganization or insolvency or relief or protection of debtors or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property; or the Company shall take any corporate action to authorize any of the actions described above in this subsection (g); or any proceeding shall be instituted against the Company seeking to adjudicate it a bankrupt or insolvent or seeking liquidation, winding up, reorganization, arrangement or adjustment of debts under any law relating to bankruptcy, insolvency or reorganization or relief or protection of debtors or seeking the entry of an order for relief or the appointment of a trustee, receiver or custodian or other similar official for it or for any substantial part of its property, and, if such proceeding is being contested by the Company in good faith, such proceeding shall remain undismissed or unstayed for a period of 60 days; or

           (h) any judgement or order for the payment of money in excess of $10,000,000 shall be rendered against the Company and either (x) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (y) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

           (i) any Termination Event with respect to a Plan shall have occurred, and, 30 days after notice thereof shall have been given to the Company by the Bank, (i) such Termination Event (if correctable) shall not have been corrected and (ii) the then present value of such Plan's vested benefits exceeds the then current value of assets accumulated in such Plan by more than the amount of $15,000,000 (or in the case of a Termination Event involving the withdrawal of a "substantial employer" (as defined in Section 4001(a)(2) of ERISA), the withdrawing employer's proportionate share of such excess exceed such amount); or

           (j) any event of default under and as defined in the Indenture, the Lease or the Sublease shall have occurred and be continuing.

      SECTION 5.02. Upon an Event of Default. If any Event of Default shall have occurred and be continuing, the Bank may (i) by notice to the Company, declare the obligation of the Bank to issue the Letter of Credit to be terminated, whereupon the same shall forthwith terminate, or if the Letter of Credit shall have been issued, (ii) give notice to the Trustee pursuant to Section 802 of the Indenture directing the Trustee to declare the principal of all Bonds then outstanding and all interest accrued and unpaid thereon to be due and payable and (iii) declare the Advances, all amounts payable under any provision of Article I, all interest thereon and all other amounts payable hereunder to be forthwith due and payable, whereupon the Advances, all amounts payable under any provision of Article I, all interest thereon and all such other amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Company.


                                ARTICLE VI
                                DEFINITIONS

     SECTION 6.01. Definitions. Unless otherwise indicated in this Agreement, the capitalized terms used herein shall have the following meanings:

           "Accrued Interest Advance" has the meaning set forth in Section 1.03(a) hereof.

           "Advances" means, collectively, Tender Advances, Accrued Interest Advances, Redemption Advances and Purchase Advances, and an "Advance" means any of them.

           "Affiliate" means any trade or business (whether or not incorporated) which is a member of a group of which the Company is a member and which is under common control within the meaning of the regulations under Section 414 of the Internal Revenue Code of 1954, as amended.

            "Assessment Rate" for any Interest Period for any CD Bid Advance or Term CD Bid Advance means the annual assessment rate per annum estimated by the Bank on the first day of such Interest Period for determining the then current annual assessment payable by the Bank to the Federal Deposit Insurance Corporation (or any successor) for such Corporation's (or such successor's) insuring U.S. dollar deposits of the Bank in the United States.

           "Available Amount" in effect at any time means the maximum amount available to be drawn at such time under the Letter of Credit (the determination of such maximum amount to assume, throughout this Agreement, compliance with all conditions for drawing and no reduction for any amount drawn by an Interest Draft referred to in the Letter of Credit (unless such amount is not reinstated under the Letter of Credit)).

           "Bonds" means the Issuer's Customized Purchase Pollution Control Refunding and Improvement Revenue Bonds, Series 1985A (Kansas City Power & Light Company Project).

           "Business Day" means a day of the year on which banks are not required or authorized to close in New York City or Houston, Texas, and, if the applicable Business Day relates to any Eurodollar Advance or Interest Period therefor, on which dealings are carried on in the London interbank market.

          "CD Bid Advance" means a Tender Advance bearing interest at the CD Bid Rate.

           "CD Bid Rate" during any Interest Period for any CD Bid Advance means an interest rate per annum equal to 5/8 of 1% per annum.

           "CD Bid Formula" shall mean a rate equal to the sum of (x) the rate of interest equal to the per annum rate determined by the Bank at 9:00 a.m. Houston time (or as soon thereafter as practicable) on the first day of the applicable Interest Period, of certificates of deposit with maturities identical to the duration of such Interest Period, plus (y) the Assessment Rate divided by (z) one hundred percent (100%) minus the Reserve Percentage.

           "Commitment" has the meaning set forth in Section 1.01 hereof.

           "Company" means Kansas City Power & Light Company, a corporation organized and existing under the laws of the State of Missouri.

           "Corresponding Accrued Interest Advances" has the meaning set forth in Section 1.10(c) hereof.

           "Custodian" means United States Trust Company of New York, as custodian under the Custody Agreement.

           "Custody Agreement" means the Custody Agreement dated as of September 1, 1985, between the Company and the Custodian and all amendments, modifications and supplements thereto.

           "Demand Advance" means a payment made by the Bank under the Letter of Credit which is due on demand pursuant to Section 1.02 hereof.

           "Domestic Advance" means a Tender Advance bearing interest at the Domestic Rate.

           "Domestic Rate" means an interest rate equal to the Prime Rate.

           "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

           "Eurodollar Advance" means a Tender Advance bearing interest at the Eurodollar Rate.

           "Eurodollar Rate" during any Interest Period for any Tender Advance means an interest rate per annum equal at all times during each Interest Period for such Tender Advance to 1/2 of 1% per annum above the LIBO Rate.

           "Event of Default" shall have the meaning set forth in Section
      5.01 hereof.

           " Final Draft" has the meaning set forth in the Letter of Credit.

           "Indenture" means the Indenture of Trust dated as of September 1, 1985, between the Issuer and United States Trust Company of New York, as trustee and all amendments, modifications and supplements thereto.

            "Interest Advance" has the meaning set forth in Section 1.05(a) hereof.

           "Interest Draft" has the meaning set forth in the Letter of Credit.

           "Interest Period" has the meaning set forth in Section 1.09(a) hereof.

           "Issuance Date" has the meaning set forth in Section 1.11 hereof.

           "Issuer" means the City of Burlington, Kansas.

           "Lease" means the Equipment Lease Agreement dated as of September 26, 1985, between the Issuer and the Company, and all amendments, modifications and supplements thereto.

           "Letter of Credit" means the irrevocable, transferable letter of credit issued by the Bank in substantially the form of Exhibit A hereto and any successor letter of credit as provided in such letter of credit.

           "LIBO Rate" for any Interest Period means the rate of interest per annum at which deposits in United States dollars are offered to the Bank at its London, England branch by prime banks in the London Interbank Market for a period equal to the duration of such Interest Period relating to any Advance at or about 11:00 a.m. (London time) two Business Days before the first day of such Interest Period.

            "Mortgages" has the meaning set forth in Section 4.02(a) hereof.

           "Multiemployer Plan" means a multiemployer plan as defined in
      Section 4001(a)(3) of ERISA.

           "Obligation" of any person or entity means (i) indebtedness for borrowed money or for the deferred purchase price of property or services in respect of which such person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which such person otherwise assures a creditor against loss, (ii) obligations under leases in respect of which obligations such person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such person otherwise assures a creditor against loss, and (iii) liabilities in respect of unfunded vested benefits under each Plan maintained for employees of such person and covered by Title IV of ERISA.

           "Official Statement" has the meaning set forth in Section
      3.01(g).

           "Plan" means an employee benefit plan (other than a Multiemployer Plan) maintained for employees of the Company or any Affiliate and covered by Title IV of ERISA.

           "Preliminary Official Statement" has the meaning set forth in
      Section 3.01(g).

           "Prime Rate" means the rate of interest per annum from time to time designated by the Bank at its principal office in Houston, Texas, as its "prime rate," whether or not such "prime rate" is actually charged by the Bank, with all changes therein to be effective on the date announced.

           "Purchase Advance" has the meaning set forth in Section 1.04(a) hereof.

           "Purchase Draft" has the meaning set forth in the Letter of Credit.

           "Redemption Advance" has the meaning set forth in Section 1.04(a) hereof.

           "Redemption Draft" has the meaning set forth in the Letter of Credit.

           "Related Documents" has the meaning set forth in Section 1.17(i) hereof.

           "Reserve Percentage" for any Interest Period for any CD Bid Advance or Term CD Bid Advance is that percentage which is specified on the first day of such Interest Period by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for the Bank with respect to liabilities consisting of or including (among other liabilities) U.S. dollar nonpersonal time deposits in the United States in an amount of $1,000,000 or more and with a maturity equal to such Interest Period, together with any marginal, emergency, supplemental, special or other reserve that the Bank, in its sole discretion, determines that it is required to maintain on such day for deposits with a maturity equal to such Interest Period.

           "Scheduled Termination Date" means the earliest of (i) the date on which the Trustee surrenders the Letter of Credit for cancellation, (ii) the date on which the Bank honors a Redemption Draft for all the Bonds, (iii) the date on which the Bank honors a Final Draft, (iv) the tenth day after the Bank receives written notice that all the Bonds have been converted to the Fixed Interest Rate within the meaning of the Indenture, (v) the date on which the Bank receives notice that there is no longer any Bond outstanding,
      (vi) the date the Bank receives written notice of the substitution of an alternate Letter of Credit in accordance with the Indenture, and
      (vii) August 18, 1996, which date may be extended pursuant to Section
      1.16 hereof.

           "Sublease" means the Equipment Sublease Agreement dated as of September 26, 1985, between the Issuer and the Company and all amendments, modifications and supplements thereto.

           "Tender Advance" has the meaning set forth in Section 1.03(a) hereof.

            "Tender Draft" has the meaning set forth in the Letter of Credit.

           "Term Advance" has the meaning set forth in Section 1.04(a) hereof.

           "Term CD Bid Advance" means a Term Advance bearing interest at the Term CD Bid Rate.

           "Term CD Bid Rate" during any Interest Period for any Term CD Bid Advance means an interest rate per annum equal at all times during each Interest Period for such Term CD Bid Advance to 3/4 of 1% above the CD Bid Formula.

           "Term Eurodollar Advance" means a Term Advance bearing interest at the Term Eurodollar Rate.

           "Term Eurodollar Rate" during any Interest Period for any Term Advance means an interest rate per annum equal at all times during each Interest Period for such Term Advance to 5/8 of 1% per annum above the LIBO Rate.

           "Term Rate" means an interest rate equal to 1/8 of 1% per annum above the Prime Rate.

           "Termination Event" means (i) a Reportable Event described in
      Section 4043 of ERISA and the regulations issued thereunder (other than a Reportable Event not subject to the provision for 30-day notice to the PBGC under such regulations), or (ii) the withdrawal of the Company or any of its Affiliates from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (iv) the institution of proceedings to terminate a Plan by the PBGC, or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

           "Trustee" means United States Trust Company of New York, as trustee under the Indenture.

                                ARTICLE VII
                               MISCELLANEOUS

     SECTION 7.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Company therefrom, shall in any event be effective unless the same shall be in writing and signed by the Bank and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 7.02. Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing and mailed, sent or delivered, if to the Company, at its address at 1201 Walnut, Kansas City, Missouri 64106, Attention: Treasurer, facsimile
(816)556-2992 and if to the Bank, at its address at 909 Fannin Street, Suite 1700, Houston, Texas, 77010 or facsimile: (713) 951-9921 and a copy to 31 West 52nd Street, New York, New York, 10019, or if to the Trustee, mailed or delivered to it, addressed to it at 114 West 47th Street, New York, New York, 10036 Attention: Corporate Trust Department, facsimile:
(212)852-1625 or as to each party, to such other party and/or at such other address as shall be designated by such person in a written notice to the other party. All such notices and communications shall be effective when mailed or sent, addressed as aforesaid, except that notices to the Bank pursuant to the provisions of Article I shall not be effective until received by the Bank, and any notice to the Trustee pursuant to Section 5.02(ii) shall not be effective until received by the Trustee. Notices of any Even of Default shall be sent by the Company to the Bank by facsimile.

     SECTION 7.03. No Waiver; Remedies. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 7.04. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted United States accounting principles consistently applied and in effect on the date hereof.

     SECTION 7.05. Indemnification. The Company hereby indemnifies and holds the Bank harmless from and against any and all claims, damages, losses, liabilities, costs or expenses which the Bank may incur or which may be claimed against the Bank by any person or entity:

           (a) by reason of any inaccuracy in any material respect, or any untrue statement or alleged untrue statement of any material fact, contained in the Preliminary Official Statement or the Official Statement or any amendment or supplement thereto, or by reason of the omission or alleged omission to state therein a material fact necessary to make such statements, in the light of the circumstances under which they were made, not misleading; provided, however, that, in the case of any action or proceeding alleging an inaccuracy in a material respect, or an untrue statement, with respect to information supplied by and describing the Bank in the Preliminary Official Statement or the Official Statement (the "Bank Information"), or an omission or alleged omission to state therein a material fact necessary to make the statements in the Bank Information, in the light of the circumstances under which they were made, not misleading, (i) indemnification by the Company pursuant to this
      Section 7.05(a) shall be limited to the costs and expenses of the Bank (including reasonable fees and expenses of the Bank's counsel) of defending itself against such allegation, (ii) if in any such action or proceeding it is finally determined that the Bank Information contained an inaccuracy in any material respect or an untrue statement of a material fact or omitted to state therein a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading, then the Company shall not be required to indemnify the Bank pursuant to this Section 7.05(a) for any claims, damages, losses, liabilities, costs or expenses (including reasonable fees and expenses of counsel) to the extent caused by such inaccuracy, untrue statement or omission, and (iii) if any such action or proceeding shall be settled by the Bank without there being a final determination to the effect described in the preceding clause (ii), then the Company shall be required to indemnify the Bank pursuant to this Section 7.05(a) only if such action or proceeding is settled with the Company's consent; or

           (b) by reason of or in connection with the execution, delivery or performance of the Bonds, the Indenture, the Lease or the Sublease, or any transaction contemplated by the Indenture, the Lease or the Sublease; or

           (c) by reason of or in connection with the execution and delivery or transfer of, or payment or failure to make lawful payment under, the Letter of Credit; provided, however, that the Company shall not be required to indemnify the Bank pursuant to this section 7.05(c) for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (i) the Bank's wilful misconduct or gross negligence in determining whether documents presented under the Letter of Credit comply with the terms of the Letter of Credit or (ii) the Bank's wilful failure to make lawful payment, under the Letter of Credit after the presentation to it by the Trustee or a successor trustee under the Indenture of a draft and certificate strictly complying with the terms and conditions of the Letter of Credit.

Nothing in this Section 7.05 is intended to limit the Company's obligations contained in Article I. Without prejudice to the survival of any other obligation of the Company hereunder, the indemnities and obligations of the Company contained in this Section 7.05 shall survive the payment in full of amounts payable pursuant to Article I and the termination of the Letter of Credit.

     SECTION 7.06. Liability of the Bank. The Company assumes all risks of the acts or omissions of the Trustee and any beneficiary or transferee of the Letter of Credit with respect to its use of the Letter of Credit. Neither the Bank nor any of its officers or directors shall be liable or responsible for: (a) the use which may be made of the Letter of Credit or any acts or omissions of the Trustee and any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by the Bank against presentation of documents which do not comply with the terms of the Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under the Letter of Credit, except that the Company shall have a claim against the Bank, and the Bank shall be liable to the Company, to the extent of any direct, as opposed to consequential, damages suffered by the Company which the Company proves were caused by (i) the Bank's wilful misconduct or gross negligence in determining whether documents presented under the Letter of Credit comply with the terms of the Letter of Credit or
(ii) the Bank's wilful failure to make lawful payment under the Letter of Credit after the presentation to it by the Trustee or a successor trustee under the Indenture of a draft and certificate strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, the Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

     SECTION 7.07. Costs, Expenses and Taxes. The Company agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery, filing, recording and administration of this Agreement and any other documents which may be delivered in connection with this Agreement, including, without limitation, the reasonable costs incurred with each transfer of the Letter of Credit, the reasonable fees and out-of-pocket expenses of counsel for the Bank, and local counsel who may be retained by said counsel, with respect thereto and with respect to advising the Bank as to its rights and responsibilities under this Agreement and all costs and expenses (including reasonable counsel fees and expenses) in connection with (i) the enforcement of this Agreement and such other documents which may be delivered in connection with this Agreement or (ii) any action or proceeding relating to a court order, injunction or other process or decree restraining or seeking to restrain the Bank from paying any amount under the Letter of Credit. In addition, the Company shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement and such other documents, and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees except for any penalties incurred as a result of the Bank's failure to notify the Company of such stamp or other taxes or fees payable by the Company of which the Bank has knowledge.

     SECTION 7.08. Binding Effect. This Agreement shall become effective when it shall have been executed by the Company and the Bank and thereafter shall be binding upon and inure to the benefit of the Company and the Bank and their respective successors and assigns, except that the Company shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Bank. The Bank may, at its own expense, assign (by way of participation or otherwise) to any financial institution all or any part of, or any interest (undivided or divided) in, the Bank's rights and benefits under this Agreement and the Letter of Credit, and to the extent of any such assignment, any such assignee shall have the same rights and benefits against the Company hereunder and under the Letter of Credit as it would have had if such assignee were the Bank issuing or paying under the Letter of Credit hereunder.

     SECTION 7.09. Collateral. If the Bank shall take or receive any collateral as security for the Company's obligations under this Agreement, the Bank agrees that, until the Letter of Credit shall terminate in accordance with its terms, the security interest in such security will be pledged to the Trustee to secure payment of both the obligations of the Company under this Agreement and the Bonds ratably as to interest in accordance with their respective amounts of interest and ratably as to principal in accordance with their respective amounts of principal, it being understood that the Bank may release or obtain reimbursement or other payments under this Agreement from all or any of such collateral at any time or from time to time without any consent of, notice to, or payment to or for the account of, the Trustee or any holders of the Bonds; provided, however, that such agreement shall terminate and be of no force and effect either (i) when and to the extent that the Bank's taking or receiving of such collateral would not result in the Bank's being released, prevented or restrained from or delayed in fulfilling the Bank's obligation under the Letter of Credit or (ii) if the absence of such agreement would not result in the lowering or suspension by Standard & Poor's Corporation or Moody's Investors Service of its rating of the Bonds.

     SECTION 7.10. Waiver. The Bank waives any statutory right which it may have to set off and apply any deposits of the Company or other indebtedness of the Company if, when and after there shall be a drawing under the Letter of Credit during the pendency of any proceeding by or against the Company seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property.

     SECTION 7.11. Severability. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

     SECTION 7.12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York.

     SECTION 7.13. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                    KANSAS CITY POWER & LIGHT COMPANY

                                    By_________________________________
                                          Senior Vice President

                                    THE TORONTO-DOMINION BANK


                                    By__________________________________
                                    Title:______________________________


                                    By__________________________________
                                    Title:______________________________

                                                      EXHIBIT A
                                                      TO LETTER OF CREDIT
                                                      AND REIMBURSEMENT




                         IRREVOCABLE LETTER OF CREDIT

                                   No. 1107



                                                             August 19, 1993




United States Trust Company of New York
114 West 47th Street
New York, New York 10036

Attention:  Corporate Trust Department

Dear Sirs:

     We hereby establish at the request and for the account of Kansas City Power & Light Company, a Missouri corporation (the "Company"), in your favor, as Trustee under the Indenture of Trust dated as of September 1, 1985 (the "Indenture") between the City of Burlington, Coffey County, Kansas (the "Issuer") and you, pursuant to which $56,500,000 in aggregate principal amount of the Issuer's Customized Purchase Pollution Control Refunding and Improvement Revenue Bonds, Series 1985A (Kansas City Power & Light Company Project) (the "Bonds"), are being issued, our Irrevocable Letter of Credit No. 1107 in the amount of $63,117,465.75 (as more fully described below), effective immediately and expiring at the close of business at our 909 Fannin Street, Suite 1700, Houston, Texas, 77010, office on August 18, 1996, or such later date as we may agree to extend in writing (the "Scheduled Termination Date").

     We hereby irrevocably authorize you to draw on us, in an aggregate amount not to exceed the amount of this Letter of Credit as set forth above and in accordance with the terms and conditions and subject to the reductions in amount as hereinafter set forth, as follows:

            (1) in one or more drawings by one or more of your drafts, each accompanied by your signed and appropriately completed certificate in the form of Annex A attached hereto (any such draft accompanied by such certificate being your "Interest Draft"), an amount not exceeding $6,617,465.75;

            (2) in one or more drawings by one or more of your drafts, each accompanied by your signed and appropriately completed certificate in the form of Annex B attached hereto (any such draft accompanied by such certificate being your "Tender Draft") an aggregate amount not exceeding $63,117,465.75;

            (3) in one or more drawings by one or more of your drafts, each accompanied by your signed and appropriately completed certificate in the form of Annex C attached hereto (any such draft accompanied by such certificate being your "Redemption Draft"), an aggregate amount not exceeding $56,500,000;

            (4) in one or more drawings by one of more of your drafts, each accompanied by your signed and appropriately completed certificate in the form of Annex D attached hereto (such draft accompanied by such certificate being your "Purchase Draft"), an aggregate amount not exceeding $56,500,000;

            (5) in a single drawing by your draft, accompanied by your signed and appropriately completed certificate in the form of Annex E attached hereto (such draft accompanied by such certificate being your "Final Draft"), an amount not exceeding $63,117,465.75.

     Upon our honoring any Interest Draft presented by you hereunder, the amount of this Letter of Credit and the amounts available to be drawn by you by any subsequent Interest Draft, Tender Draft, or Final Draft shall be automatically decreased by an amount equal to the amount of such Interest Draft. If you shall not have received from us within 15 calendar days from the date of such drawing a notice from us to the effect that we have not been reimbursed for such drawing in the form of Annex F attached hereto appropriately completed, the amount of this Letter of Credit and the amounts from time to time available to be drawn by you by any Interest Draft, Tender Draft, or Final Draft shall be automatically and irrevocably reinstated in the amount of such drawing, effective the 16th calendar day from the date of such drawing.

     Upon our honoring any Redemption Draft or Purchase Draft presented by you hereunder, the amount of this Letter of Credit and the amounts available to be drawn by you by any subsequent Tender Draft, Redemption Draft, Purchase Draft and Final Draft shall be automatically decreased by an amount equal to the amount of such Redemption Draft or Purchase Draft. Upon our honoring any Tender Draft presented by you hereunder, (i) the amount of this Letter of Credit and the amounts available to be drawn by any subsequent Tender Draft and Final Draft shall be automatically decreased by an amount equal to the amount of such Tender Draft and (ii) the amounts available to be drawn by any subsequent Redemption Draft and Purchase Draft shall be automatically decreased by the amount set forth in clause (i) of paragraph 3 of the Certificate accompanying such Tender Draft.

     The amount of this Letter of Credit and the amounts from time to time available to be drawn by you by any Tender Draft or Final Draft shall be increased when and to the extent, but only when and to the extent, that we are reimbursed by the Company or by you, but only from amounts available to you under the Indenture, on behalf of the Company for amounts drawn hereunder by any Tender Draft or Purchase Draft. The amounts from time to time available to be drawn by you by any Redemption Draft or Purchase Draft shall be increased by the amount set forth in clause (i) of paragraph 3 of the Certificate accompanying any Tender Draft or paragraph 3 of a Certificate accompanying any Purchase Draft when and to the extent, but only when and to the extent, that we are reimbursed by the Company or by you, but only from amounts available to you under the Indenture, on behalf of the Company for amounts drawn hereunder by any such Tender Draft or Purchase Draft. Any amount received from you on behalf of the Company in reimbursement of amounts drawn hereunder shall, if accompanied by an appropriately completed and signed certificate in the form of Annex H attached hereto from you, be applied to the extent of the amounts indicated therein in reimbursement of unreimbursed drawings under your Tender Drafts or Purchase Drafts. Amounts otherwise received from you on behalf of the Company shall be applied in reimbursement of unreimbursed drawings made by your Interest Draft.

     The amount of this Letter of Credit and the amounts available to be drawn by you by any Interest Draft, Tender Draft, Redemption Draft, Purchase Draft, and Final Draft shall be decreased upon our receipt of notice from you, in the form of your written and appropriately completed certificate signed by you in the form of Annex G attached hereto, of a redemption or defeasance of less than all of the Bonds outstanding, to the respective amounts stated in such certificate.

     Each draft and certificate shall refer thereon to the number of this Letter of Credit and shall be dated the date of its presentation, and shall be drawn and presented at our office located at 909 Fannin Street, Suite 1700, Houston, Texas, 77010, Attention: Manager, Agency (or any office which may be designated by us by written notice delivered to you). If we receive any of your drafts and certificates at such office (including receipt by facsimile which must be followed by hard copy in overnight mail), all in strict conformity with the terms and conditions of this Letter of Credit, on or prior to the termination hereof and in any event on or before 11:00 a.m. (Houston time) on a Banking Day, we will honor the same by 3:00 p.m. (Houston time) on the same day in accordance with your payment instructions. If we receive any of your drafts and certificates at such office (including receipt by facsimile which must be followed by hard copy in overnight mail), all in strict conformity with the terms and conditions of this Letter of Credit, after 11:00 a.m. (Houston time) on a Banking Day prior to the termination hereof, we will honor the same by 12:00 p.m. (Houston time) on the next succeeding Banking Day in accordance with your payment instructions. If requested by you, payment under this Letter of Credit may be made by wire transfer of immediately available funds to your account in a bank or by deposit of same day funds into a designated account that you maintain with us. The term "Banking Day" means any day of the year other than a Saturday, Sunday or a day on which banks are required or authorized to close in New York City or Houston, Texas. All payments paid under this Letter of Credit shall be paid with our own funds.

     Upon the earliest of (i) our honoring your Final Draft presented hereunder, (ii) the surrender to us by you of this Letter of Credit for cancellation, (iii) our honoring your Redemption Draft for all of the Bonds,
(iv) the close of business on the tenth day after which we receive written notice from you that all of the Bonds have been converted to the Fixed Interest Rate within the meaning of the Indenture, (v) the date on which we receive written notice from you that there is no longer any Bond outstanding, (vi) the date on which we receive written notice from you of the delivery of an alternate letter of credit in accordance with the Indenture, and (vii) the Scheduled Termination Date, this Letter of Credit shall automatically terminate.

     This Letter of Credit is transferable in its entirety, but not in part, to any transferee who you certify has succeeded you as Trustee under the Indenture and may be successively transferred by such transferee. Transfer of the available balance under this Letter of Credit to such transferee shall be effected by the presentation to us of this Letter of Credit accompanied by a certificate in the form of Annex I attached hereto appropriately completed. Upon such presentation we shall forthwith transfer the same to your transferee or, if so requested by your transferee, issue an irrevocable letter of credit to your transferee with provisions therein consistent with this Letter of Credit.

     This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds), except only the certificates and the drafts referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates and such drafts.

     To the extent not inconsistent with the express terms hereof, this Letter of Credit shall be governed by and construed in accordance with the Uniform Customs and Practice for Documentary Credit, International Chamber of Commerce, Publication 400 (1983 revision) and, as to matters not covered therein, by the laws of the State of New York, including without limitation the Uniform Commercial Code as in effect in the State of New York. Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at 909 Fannin Street, Suite 1700, Houston, Texas, 77010, Attention:
Manager, Agency, specifically referring to the number of this Letter of Credit.

     Anything to the contrary in Article 45 of the Uniform Customs notwithstanding this Letter of Credit is intended to remain in full force and effect until it expires in accordance with its terms. Any failure by you or any successor trustee or co-trustee under the Indenture to draw upon this Letter of Credit with respect to a scheduled interest payment on the Bonds in accordance with the terms and conditions of the Indenture shall not cause this Letter of Credit to be unavailable for any future drawing in accordance with the terms and conditions of the Indenture.

                                    Very truly yours,

                                    THE TORONTO-DOMINION BANK


                                    By__________________________________
                                      Title:____________________________


                                    By__________________________________
                                      Title:____________________________

                                    Annex A


      CERTIFICATE FOR DRAWING IN CONNECTION WITH THE PAYMENT OF INTEREST ON THE CITY OF BURLINGTON, COFFEY COUNTY, KANSAS CUSTOMIZED PURCHASE POLLUTION CONTROL REFUNDING AND IMPROVEMENT REVENUE BONDS, SERIES 1985A (KANSAS CITY POWER & LIGHT COMPANY PROJECT) (THE "BONDS")


                     Irrevocable Letter of Credit No. 1107

     The undersigned, a duly authorized officer of the undersigned Trustee (the "Trustee"), hereby certifies to The Toronto-Dominion Bank (the "Bank"), with reference to Irrevocable Letter of Credit No. 1107 (the "Letter of Credit"), the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, that:

            (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

            (2) The Trustee is making a drawing under the Letter of Credit with respect to (a) payment(s) of interest on the Bonds, to the extent moneys are not available in the Bond Fund from the sources set forth in clauses (i) through (iii), inclusive of Section 504 of the Indenture, which payment(s) is [are]*** due on the [date on which this Certificate and the Interest Draft it accompanies are being presented to the Bank.]* [Banking Day following the date on which this Certificate and the Interest Draft it accompanies are being presented to the Bank.]** [CP Dates (as defined in the Indenture) established for the current calendar month]*** None of the Bonds, in respect of which such drawing is being made, were registered in the name of the Company on the Record Date within the meaning of the Indenture.


_____________________


* To be used if the Certificate and Interest Draft are presented not later than 11:00 a.m. (Houston time).

** To be used if the Certificate and Interest Draft are presented after 11:00 a.m. (Houston time).

*** To be used while the Bonds bear interest at the CP Rate.

          (3) The amount of the Interest Draft accompanying this Certificate is equal to $_________________. It was computed in compliance with the terms and conditions of the Bonds and the Indenture and does not include any amount of interest on the Bonds which is included in any Final Draft presented on the date of this Certificate.

           IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ____ day of ______________, 19__.



                                    UNITED STATES TRUST COMPANY OF
                                    NEW YORK,

                                    as Trustee




                                    By ____________________________
                                          [Name and Title]

                                    Annex B

      CERTIFICATE FOR DRAWING IN CONNECTION WITH THE PAYMENT OF PRINCIPAL OF AND INTEREST ON THE CITY OF BURLINGTON, COFFEY COUNTY, KANSAS CUSTOMIZED PURCHASE POLLUTION CONTROL REFUNDING AND IMPROVEMENT REVENUE BONDS, SERIES 1985A (KANSAS CITY POWER & LIGHT COMPANY PROJECT) (THE "BONDS") IN SUPPORT OF A TENDER PURSUANT TO SECTIONS 301, 302, 303, 304 and 305 OF THE INDENTURE.

                     Irrevocable Letter of Credit No. 1107

     The undersigned, a duly authorized officer of the undersigned Trustee (the "Trustee"), hereby certifies to The Toronto-Dominion Bank (the "Bank"), with reference to Irrevocable Letter of Credit No. 1107 (the "Letter of Credit," the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, that:

            (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

            (2) The Trustee is making a drawing under the Letter of Credit with respect to the payment of (i) the purchase price equal to the unpaid principal amount of the Bonds to be purchased as a result of a tender on or prior to the effective date of the Fixed Interest Rate (as defined in the Indenture) pursuant to the terms of Sections 301, 302, 303, 304 and 305 of the Indenture (other than Bonds registered in the name of the Company which are presently held by the Company or the Custodian on behalf of the Company) and (ii) the purchase price equal to the amount of interest accrued and unpaid to the purchase date from the immediately preceding Interest Accrual Date (as defined in the Indenture), to the extent moneys are not available from the sources set forth in clauses (i) through (iv), inclusive, of Section 306 of the Indenture, which payment is due on the [date on which this Certificate and the Tender Draft it accompanies are being presented to the Bank.]* [Banking Day following the date on which this certificate and the Tender Draft it accompanies are being presented to the Bank.]**

___________________

* To be used if the Certificate and Tender Draft are presented not later than 11:00 a.m. (Houston time).

** To be used if the Certificate and Tender Draft are presented after 11:00 a.m. (Houston time).

            (3) The amount of the Tender Draft accompanying this Certificate is equal to the sum of (i) $_____________________ being drawn in respect of the payment of the portion of the tender price of the Bonds equal to the unpaid principal of Bonds (other than Bonds registered in the name of the Company which are presently held by the Company or the Custodian on behalf of the Company) to be purchased as a result of a tender pursuant to Sections 301, 302, 303, 304, and 305 of the Indenture and
      (ii) $_______________ being drawn in respect of the payment of the portion of the tender price of the Bonds equal to the accrued and unpaid interest on such Bonds and does not include any amount of interest which is included in any Tender Draft (unless such amount has been reinstated by the Bank) or Final Draft presented on or prior to the date of this Certificate.

            (4) The amount of the Tender Draft accompanying this Certificate was computed in compliance with the terms and conditions of the Bonds and the Indenture and does not exceed the amount available to be drawn by the Trustee under the Letter of Credit.

            IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _______ day of _________________, 19__.



                                    UNITED STATES TRUST COMPANY OF
                                    NEW YORK,

                                    as Trustee



                                    By ____________________________
                                          [Name and Title]

                                    Annex C


      CERTIFICATE FOR DRAWING IN CONNECTION WITH THE PAYMENT OF PRINCIPAL OF THE CITY OF BURLINGTON, COFFEY COUNTY, KANSAS CUSTOMIZED PURCHASE POLLUTION CONTROL REFUNDING AND IMPROVEMENT REVENUE BONDS, SERIES 1985A (KANSAS CITY POWER & LIGHT COMPANY PROJECT) (THE "BONDS") UPON REDEMPTION

                     Irrevocable Letter of Credit No. 1107

     The undersigned, a duly authorized officer of the undersigned Trustee (the "Trustee"), hereby certifies to The Toronto-Dominion Bank (the "Bank"), with reference to Irrevocable Letter of Credit No. 1107 (the "Letter of Credit"), the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, that:

            (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

            (2) The Trustee is making a drawing under the Letter of Credit with respect to the payment, upon redemption [of all] [less than all]* of the Bonds on or prior to the effective date of the Fixed Interest Rate (as defined in the Indenture), of the unpaid principal amount of the Bonds to be redeemed pursuant to the terms of Sections 310, 311 or 312 of the Indenture (other than Bonds registered in the name of the Company which are presently held by the Company or the Custodian on behalf of the Company), to the extent moneys are not available in the Bond Fund from the sources set forth in clauses (i) through (iii), inclusive, of Section 504 of the Indenture, which payment is due on the [date on which this Certificate and the Redemption Draft it accompanies are being presented to the Bank].** [Banking Day following the date on which this Certificate and the Redemption Draft it accompanies are being presented to the Bank.]***



____________________

*    Insert appropriate description.

**   To be used if the Certificate and Redemption Draft are presented not later than 11:00 a.m. (Houston time).

*** To be used if the Certificate and Redemption Draft are presented after 11:00 a.m. (Houston time).

             (3) The amount of the Redemption Draft accompanying this Certificate is equal to the sum of $____________ being drawn in respect of the payment of unpaid principal of Bonds (other than Bonds registered in the name of the Company which are presently held by the Company or the Custodian on behalf of the Company) to be redeemed.

            (4) The amount of the Redemption Draft accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture and does not exceed the amount available to be drawn under the Letter of Credit.

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _______ day of_________________, 19__.

                                    UNITED STATES TRUST COMPANY OF
                                    NEW YORK,

                                    as Trustee



                                    By ___________________________
                                          [Name and Title]


PAGE

                                    Annex D

      CERTIFICATE FOR DRAWING IN CONNECTION WITH THE PAYMENT OF PRINCIPAL OF THE CITY OF BURLINGTON, COFFEY COUNTY, KANSAS CUSTOMIZED PURCHASE POLLUTION CONTROL REFUNDING AND IMPROVEMENT REVENUE BONDS, SERIES 1985A (KANSAS CITY POWER & LIGHT COMPANY PROJECT) (THE "BONDS") IN SUPPORT OF A PURCHASE

                     Irrevocable Letter of Credit No. 1107

     The undersigned, a duly authorized officer of the undersigned Trustee (the "Trustee"), hereby certifies to The Toronto-Dominion Bank (the "Bank"), with reference to Irrevocable Letter of Credit No. 1107 (the "Letter of Credit," the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, that:

            (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

            (2) The Trustee is making a drawing under the Letter of Credit with respect to the payment, on or prior to the effective date of the Fixed Interest Rate (as defined in the Indenture), of the unpaid principal amount of the Bonds to be purchased by the Company in lieu of redemption pursuant to the terms of Section 314 of the Indenture (other than Bonds registered in the name of the Company which are presently held by the Company or the Custodian on behalf of the Company), to the extent moneys are not available in the Bond Fund from the sources set forth in clauses (i) through (iii), inclusive, of Section 306 of the Indenture, which payment is due on the [date on which this Certificate and the Purchase Draft it accompanies are being presented to the Bank.]* [Banking Day following the date on which this Certificate and the Purchase Draft it accompanies are being presented to the Bank.]**

            (3) The amount of the Purchase Draft accompanying this Certificate is equal to the sum of $_______________ being drawn in respect of the payment of unpaid principal of Bonds (other than Bonds registered in the name of the Company which are presently held by the Company or the Custodian on behalf of the Company) to be purchased by the Company in lieu of redemption.

            (4) The amount of the Purchase Draft accompanying this Certificate was computed in compliance with the terms and conditions of the Bonds and the Indenture and does not exceed the amount available to be drawn by the Trustee under the Letter of Credit.

____________________

* To be used if the Certificate and Purchase Draft are presented not later than 11:00 a.m. (Houston time).

** To be used if the Certificate and Purchase Draft are presented after 11:00 a.m. (Houston time).

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the__________ day of_________________, 19___.



                              UNITED STATES TRUST COMPANY OF
                              NEW YORK,

                              as Trustee


                              By____________________________
                                    [Name and Time]

                                    Annex E

      CERTIFICATE FOR DRAWING IN CONNECTION WITH THE PAYMENT OF PRINCIPAL OF AND INTEREST ON THE CITY OF BURLINGTON, COFFEY COUNTY, KANSAS CUSTOMIZED PURCHASE POLLUTION CONTROL REFUNDING AND IMPROVEMENT REVENUE BONDS, SERIES 1985A (KANSAS CITY POWER & LIGHT COMPANY PROJECT) (THE "BONDS"), UPON STATED OR ACCELERATED MATURITY

                     Irrevocable Letter of Credit No. 1107

     The undersigned, a duly authorized officer of the undersigned Trustee (the "Trustee"), hereby certifies to The Toronto-Dominion Bank, (the "Bank"), with reference to Irrevocable Letter of Credit No. 1107 (the "Letter of Credit"), the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, that:

            (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

            (2) The Trustee is making a drawing under the Letter of Credit with respect to the payment, upon stated or accelerated maturity of the unpaid principal amount of, and, to the extent such payment is not due on an Interest Payment Date within the meaning of the Indenture, of accrued and unpaid interest on, all of the Bonds (other than Bonds registered in the name of the Company which are presently held by the Company or the Custodian on behalf of the Company), to the extent moneys are not available in the Bond Fund from the sources set forth in clauses (i) through (iii), inclusive, of Section 504 of the Indenture, which payment is due on [the date on which this Certificate and the Final Draft it accompanies are being presented to the Bank.]* [the Banking Day following the date on which this certificate and the Final Draft it accompanies are being presented to the Bank.]**

            (3) The amount of the Final Draft accompanying this Certificate is equal to the sum of (i) $________________ being drawn in respect of the payment of unpaid principal of all of the Bonds (other than Bonds registered in the name of the Company which are presently held by the Company or the Custodian on behalf of the Company) and (ii) $___________ being drawn in respect of the payment of accrued and unpaid interest on such Bonds (other than Bonds registered in the name of the Company which are presently held by the Company or the Custodian on behalf of the Company) and does not include any amount of interest which is included in any Interest Draft or Tender Draft (unless such amount has been reinstated by the Bank), presented on or prior to the date of this Certificate.

* To be used if the Certificate and Final Draft are presented not later than 11:00 a.m. (Houston time).

** To be used if the Certificate and Final Draft are presented after 11:00 a.m. (Houston time).

            (4) The amount of the Final Draft accompanying this Certificate was computed in compliance with the terms and conditions of the Bonds and the Indenture and does not exceed the amount available to be drawn by the Trustee under the Letter of Credit.

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the______ day of__________________, 19__.



                                    UNITED STATES TRUST COMPANY OF
                                    NEW YORK,

                                    as Trustee


                                    By___________________________
                                          [Name and Time]

                                    Annex F


                      NOTICE THAT TRUSTEE'S RIGHT TO DRAW
                       UNDER THE LETTER OF CREDIT BY AN
                    INTEREST DRAFT HAS NOT BEEN REINSTATED



United States Trust Company of New York
114 West 47th Street
New York, New York 10036

Attention: Corporate Trust Department


                     Irrevocable Letter of Credit No. 1107

Dear Sirs:

     You are hereby advised that Kansas City Power & Light Company has not reimbursed us in an amount equal to the amount drawn by you under the Interest Draft dated _______________, 19___. Therefore, the amount of our Irrevocable Letter of Credit No. 1107 and the amounts available to be drawn by you by an Interest Draft, Tender Draft, or Final Draft (which available amounts have been decreased by an amount equal to the amount of such Interest Draft) shall not be reinstated in the amount of such Interest Draft.

                                          ____________________________


                                          _______________________________

                                    Annex G

      CERTIFICATE FOR THE REDUCTION OF AMOUNTS AVAILABLE UNDER LETTER OF CREDIT NO. 1107 DATED AUGUST 19, 1993

     The undersigned, a duly authorized officer of the undersigned Trustee (the "Trustee"), hereby certifies to The Toronto-Dominion Bank (the "Bank"), with reference to Irrevocable Letter of Credit No. 1107 (the "Letter of Credit"), the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, that:

            (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

            (2) The Trustee hereby notifies you that on or prior to the date hereof $________________ principal amount of the Bonds have been redeemed or defeased and paid pursuant to the Indenture.

            (3) Following the redemption or the defeasance and payment referred to in paragraph (2) above, the aggregate principal amount of all of the Bonds outstanding is $_________________.

            (4) The maximum amount of interest (computed at 15% per annum), accruing on the Bonds referred to in paragraph (3) above is $_____________.

            (5) The amount available to be drawn by the Trustee under the Letter of Credit by any Interest Draft is reduced to $_____________ (such amount being equal to the amount specified in paragraph (4) above) upon receipt by the Bank of this Certificate.

            (6) The amount available to be drawn by the Trustee under the Letter of Credit by any Tender Draft is reduced to $______________ (such amount being equal to the sum of the amounts specified in paragraphs (3) and (4) above) upon receipt by the Bank of this Certificate.

            (7) The amount available to be drawn by the Trustee under the Letter of Credit by any Redemption Draft is reduced to $____________ (such amount being equal to the amount specified in paragraph (3) above).

            (8) The amount available to be drawn by the Trustee under the Letter of Credit by any Purchase Draft is reduced to $____________ (such amount being equal to the amount specified in paragraph (3) above).

            (9) The amount available to be drawn by the Trustee under the Letter of Credit by its Final Draft is reduced to $____________ (such amount being equal to the sum of the amounts specified in paragraphs (3) and (4) above) upon receipt by the Bank of this Certificate.

            (10) The amount of the Letter of Credit is reduced to $____________ (such amount being equal to the sum of the amounts specified in paragraph (3) and (5) above) upon receipt by the Bank of this Certificate.

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the______ day of______________ 19___.


                                    UNITED STATES TRUST COMPANY OF
                                    NEW YORK,

                                    as Trustee



                                    By____________________________
                                          [Name and Title]

                                    Annex H

      CERTIFICATE FOR THE REINSTATEMENT OF AMOUNTS AVAILABLE UNDER IRREVOCABLE LETTER OF CREDIT NO. 1107 DATED AUGUST 19, 1993

     The undersigned, a duly authorized officer of the undersigned Trustee (the "Trustee"), hereby certifies to The Toronto-Dominion Bank (the "Bank"), with reference to Irrevocable Letter of Credit No. 1107 (the "Letter of Credit," the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, that:

            (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

            (2) The amount of $____________ paid to you today by the Trustee on behalf of the Company is a payment made to reimburse you pursuant to Section 1.10[(c)]* [(d)]** of the Letter of Credit and Reimbursement Agreement, dated as of August 19, 1993 (the "Reimbursement Agreement"), between the Company and the Bank, for amounts drawn under the Letter of Credit by [Tender Drafts]* [Purchase Drafts].**

            (3) Of the amount referred to in paragraph (2), $_____________ represents the principal amount of Bonds resold or to be resold on behalf of the Company.

            [(4) Of the amount referred to in paragraph (2), $_____________ represents accrued interest on Bonds calculated in accordance with clause
      (ii) of Section 1.10(c) of the Reimbursement Agreement.]*

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the_____ day of______________ , 19___.

                                    UNITED STATES TRUST COMPANY OF
                                    NEW YORK,

                                    as Trustee


                                    By_____________________________
                                          [Name and Title]

____________________

* To be used in connection with reimbursement for amounts drawn under Tender Drafts.

** To be used in connection with reimbursement for amounts drawn under Purchase Drafts.

                                    Annex I


                            INSTRUCTION TO TRANSFER



                                                        ________________, 19___








Attention:  Letter of Credit Operations

     Re:  Irrevocable Letter of Credit No. 1107

Gentlemen:

     For value received, the undersigned beneficiary hereby irrevocably transfers to:


                              ____________________________________
                                    [Name of Transferee]


                              ____________________________________
                                         [Address]



all rights of the undersigned beneficiary to draw under the above captioned Letter of Credit (the "Letter of Credit"). The transferee has succeeded the undersigned as Trustee under the Indenture (as defined in the Letter of Credit).

     By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof; provided, however, that no rights shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of the Letter of Credit pertaining to transfers.

     The Letter of Credit is returned herewith and in accordance therewith we ask that this transfer be effective and that you transfer the same to our transferee or that, if so requested by the transferee, you issue a new irrevocable letter of credit in favor of the transferee with provisions consistent with the Letter of Credit.

                                          Very truly yours,

                                          UNITED STATES TRUST COMPANY OF
                                          NEW YORK,

                                          as predecessor Trustee



                                          By_____________________________
                                                [Name and title]

                                                     EXHIBIT B
                                                      TO LETTER OF CREDIT
                                                      AND REIMBURSEMENT
                                                      AGREEMENT



                      OPINION OF COUNSEL FOR THE COMPANY

                                                      August 19, 1993


RE: $56,500,000 City of Burlington, Kansas Customized Purchase Pollution Control Refunding and Improvement Revenue Bonds (Kansas City Power & Light Project) Series 1985A


                       Kansas City Power & Light Company

Gentlemen:

     I am Chief Legal Officer of Kansas City Power & Light Company, a Missouri corporation (the "Company"), and am familiar with the matters relating to the preparation, execution and delivery of a Letter of Credit and Reimbursement Agreement which terms shall include the fee letter executed pursuant to Section
1.11 thereof (the "Reimbursement Agreement") dated as of August 19, 1993, between the Company and The Toronto-Dominion Bank (the "Bank"). Among other things, I have examined:

           (1)  a fully executed counterpart of the Reimbursement Agreement;

           (2)  the fully executed Letter of Credit;

           (3)  the fully executed Indenture;

           (4)  the fully executed Lease;

           (5)  the fully executed Sublease;

           (6) the fully executed Custody Agreement and Amendment No.1 thereto;

           (7) the Articles of Incorporation of the Company and all amendments thereto (the "Charter");

           (8)  the by-laws of the Company as now in effect (the "By-laws");
      and

           (9) the Company's corporate proceedings and the proceedings before the public utility regulatory commissions of the States of Missouri and Kansas relating to the Reimbursement Agreement and related matters.

     I have also examined the originals, or copies certified to my satis-faction, of (i) such other corporate records of the Company, certificates of public officials and of officers of the Company, (ii) the agreements, instruments and documents which affect or purport to affect the obligations of the Company under the Reimbursement Agreement, and (iii) such other agreements, instruments and documents as we have deemed necessary as a basis for the opinions hereinafter expressed. I have assumed the due execution and delivery, pursuant to due authorization, of the Reimbursement Agreement by the Bank. All capitalized terms used herein and defined in the Reimbursement Agreement are used herein as therein defined.

     Based upon the foregoing and upon such investigation as I have deemed necessary, I am of the opinion that:

           (1) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Missouri and is duly qualified to do business in, and is in good standing under the laws of, the State of Kansas.

           (2) The execution, delivery and performance by the Company of the Reimbursement Agreement and each Related Document to which it is a party are within the Company's corporate power, have been duly authorized by all necessary corporate action, do not contravene (i) the Charter or the By-laws, or (ii) any law, rule or regulation applicable to the Company, or (iii) any contractual or legal restriction (including, but not limited to, the Indenture) binding on or affecting the Company, and do not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant to the Reimbursement Agreement and the Related Documents) upon or with respect to any of its properties.
      The Reimbursement Agreement and each Related Document to which the Company is a party have been duly executed and delivered on behalf of the Company.

           (3) The public utility regulatory commissions of the States of Missouri and Kansas have duly issued current orders authorizing the Company to enter into the Reimbursement Agreement, and the commissions have duly issued previous orders authorizing the Company to enter into the Lease, the Sublease and any other documents that such commissions have jurisdiction over and to which the Company is a party and the Related Documents to which the Company is a party, and such orders remain in full force and effect in the form issued. Except for the approvals of the Kansas Department of Economic Development, the Board of Commissioners of Coffey County, Kansas, and the City Council of the City of Burlington, Kansas, approving issuance of the Bonds, which approvals have been duly obtained, and the notice of timely filing with the Board of Tax Appeals of the State of Kansas, no other authorization, approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body (other than for informational purposes) is required for the due execution, delivery and performance by the Company of the Reimbursement Agreement or any Related Document to which it is a party.

           (4) The Reimbursement Agreement and each Related Document to which the Company is a party are the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

           (5) Except as disclosed in the Company's Form 10-K for the year 1992, Forms 10-Q for the periods March 31, 1993 and June 30, 1993, and Form 8-K dated August 16, 1993, there is no pending or, to the best of my knowledge, threatened action or proceeding before any court, governmental agency or arbitrator against, directly involving or affecting the Company or any of its subsidiaries, which, in any case, may materially and adversely affect the financial condition or operations of the Company.

     The opinions set forth above are subject to the following qualifications:

           (a) The enforceability of the Company's obligations under the Reimbursement Agreement and each Related Document to which it is a party is subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally.

           (b) The enforceability of the Company's obligations under the Reimbursement Agreement and each Related Document to which it is a party, may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     I am not licensed to practice law in the State of New York or the State of Kansas. With respect to the Reimbursement Agreement and the Related Documents and any other document to which the laws of either the State of New York or the State of Kansas are applicable, I have assumed for purposes of this opinion that such laws (other than conflict of laws) are substantially similar to the laws of the State of Missouri. With respect to the conclusions set forth herein, I express no opinions as to any laws other than the laws of the State of Missouri and the Federal laws of the United States.

                               Very truly yours,

                                                     EXHIBIT C
                                                      TO LETTER OF CREDIT
                                                      AND REIMBURSEMENT
                                                      AGREEMENT


                            OPINION OF BOND COUNSEL

                      [Letterhead of Chapman and Cutler]

                                August 19, 1993


Kansas City Power & Light Company
1201 Walnut
Kansas City, Missouri  64106

United States Trust Company of New York
114 West 47th Street
New York, New York  10036

The Toronto-Dominion Bank
31 West 52nd Street
New York, New York  10019-6101


Re: $56,500,000 City of Burlington, Kansas Customized Pollution Control Refunding and Improvement Revenue Bonds, Series 1985A (Kansas City Power & Light Company Project)

Ladies and Gentlemen:

      The above-referenced bonds (the "Bonds") were issued under and are secured by an Indenture of Trust dated as of September 1, 1985 (the "Indenture"), between the City of Burlington, Kansas (the "Issuer") and United States Trust Company of New York, as trustee (the "Trustee"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Indenture.

      Kansas City Power & Light Company (the "Company") has requested we provide the opinion of Bond Counsel required by Section 4.4(a) of the Series 1985A Equipment Sublease Agreement dated as of September 1, 1985 (the "Sublease") between the Issuer and the Company and Section 505(c) of the Indenture with respect to the issuance of Letter of Credit No. 1107 of even date herewith (the "Letter of Credit") issued by The Toronto-Dominion Bank (the "Bank").

      On the basis of our review of the Letter of Credit, the Indenture, the Sublease, photocopies of various counsel opinions dated September 26, 1985 (which have been identified as authentic copies of the original opinions and of which we have assumed the authenticity), and such other documents as we have considered necessary, we are of the opinion that the delivery of the Letter of Credit is authorized under the Sublease and complies with its terms.

      We express no opinion as to whether the Letter of Credit is a legal, valid, binding and enforceable obligation of the Bank in accordance with its terms.

                                    Respectfully submitted,



AGBacon

                                                     EXHIBIT D
                                                      TO LETTER OF CREDIT
                                                      AND REIMBURSEMENT
                                                      AGREEMENT



                                 ENCUMBRANCES

     (a) liens for taxes, assessments or governmental charges not delinquent, liens for workmen's compensation awards and similar obligations not delinquent, and liens for labor, materials or supplies not delinquent;

     (b) liens of the character specified in subparagraph (a) above, whether or not delinquent, the validity of which is being contested at the time by the Company in good faith, unless thereby in the opinion of counsel or of the Trustees, as defined in the Mortgage, any of the mortgaged property may be lost or forfeited;

     (c) liens, neither assumed by the Company nor on account of which it customarily pays interest, existing upon real estate or rights in or relating to real estate now owned or hereafter acquired or now or hereafter leased by the Company for substation, transmission line, distribution line, pipe line, conduit, storage or right-of-way purposes;

     (d) undetermined liens or charges incidental to construction or current operations;

     (e) the liens of any judgments in an aggregate amount of not in excess of $50,000, or the lien of any judgment the execution of which has been stayed or which has been appealed and secured, if necessary, by the filing of an appeal bond, or the lien of any judgment in respect of which moneys in the amount of the judgment have been deposited with the Trustee, as defined in the Mortgage, to be held as part of the trust estate and to be withdrawn only as provided in subdivision (e) of Section 8.01 of the Mortgage;

     (f) easements, rights-of-way, licenses, exceptions, reservations or restrictions, and agreements for the joint or common use of property, which do not materially impair the use of the affected property in the operation of the business of the Company;

     (g) the right reserved to, or vested in, any municipality or public authority by the terms of any franchise, grant, license or permit, or by any provision of law, to terminate such franchise, grant, license or permit or to purchase or appropriate or recapture or to designate a purchaser of any of the mortgaged property, or to demand and collect from the Company any tax or other compensation for the use of streets, alleys or other public places;

     (h) rights reserved to, or vested in, any municipality or public authority to use, control, remove or regulate any property of the Company;

     (i) rights reserved to or vested in others to take or receive any part of the electricity, gas, steam or water generated or produced by or from any property of the Company;

     (j)  zoning laws and ordinances; and

     (k) Possible adverse rights or interests and inconsequential defects or irregularities in title which, in the opinion of counsel, may properly be disregarded.